UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2013

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	36

Financial Statements	48

Financial Highlights	54

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	76

Other Information	77

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Growth and Income Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities advanced robustly for the 12 months ended August 31, 2013 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 18.70%, and the Russell 3000® Index generated a return of 20.32%.

The Reporting Period began on a positive note, with September 2012 performance capping strong returns for the third quarter of 2012. Among the most dominant themes in 2012 was the steadfast commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan. Despite encouraging signs of momentum in the housing market and stabilization in the labor market during the fourth quarter of 2012, U.S. equities made only modest gains after President Obama’s re-election in November 2012, as resolution to the fiscal cliff of scheduled automatic tax increases and spending cuts proved a cliffhanger. In December 2012, the U.S. Federal Reserve Board (the “Fed”) updated its low interest rate policy to include the condition that the U.S. unemployment rate must decline to 6.5% or lower before it would tighten monetary policy again.

U.S. equities renewed their rally in 2013. The Dow Jones Industrial Average hit a new record high, while the S&P 500 Index made a five-year high as early as the first quarter of the new year. Strong momentum in the housing market was one of the biggest drivers of positive sentiment on the U.S. economy. The Case-Shiller index of house prices rose at its fastest pace since mid-2006. The labor market also improved, with the U.S. unemployment rate dropping to 7.7%.

However, the U.S. equity rally halted in mid-May 2013 when Fed Chair Bernanke announced a potential “tapering” of the pace of quantitative easing asset purchases. Equity markets reacted negatively again in June 2013 on news the Fed’s slowing could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. While the U.S. equity market rebounded back in July 2013, stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the country’s debt ceiling. Oil prices responded accordingly, with the international Brent crude oil index hitting a six-month high, and the U.S. West Texas Intermediate (“WTI”) crude oil benchmark rising to its highest level in two years.

For the Reporting Period overall, small-cap companies performed best with mid-cap companies close behind. While generating solid double-digit positive returns, large-cap stocks followed at some distance. Value stocks outpaced growth stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth stocks outperformed value stocks within the small-cap segment of the U.S. equity market capitalization spectrum. (All as measured by Russell Investments indices.) Within the S&P 500 Index, all ten sectors made gains during the Reporting Period. The financials sector led returns, driven by improving earnings and sentiment for financial stocks. On optimism about the economy and improved consumer confidence, health care, consumer discretionary and industrials also posted robust double-digit gains. The telecommunication services and information technology sectors generated positive returns but significantly underperformed the broader market as a number of bellwether stocks offered mixed corporate earnings reports during the Reporting Period.

MARKET REVIEW

Looking Ahead

Despite strong performance year-to-date through August 2013, we believe the case for investing in U.S. equities remains compelling. At the end of the Reporting Period, in our view U.S. equities were still fairly valued relative to history and inexpensive relative to fixed income. Going forward, we believe strong corporate balance sheets provide companies with a number of options to enhance shareholder value, in our view. Further, signs of improving U.S. economic growth remain intact. Particularly notable, the U.S. housing and employment markets were continuing to strengthen and support higher levels of personal income and consumer confidence. Still, concerns about the Fed’s tapering of asset purchases, rising interest rates, political gridlock in Washington D.C. over the U.S. debt ceiling and increasing tensions in the Middle East remain potential headwinds. We believe it is important to recognize that rising interest rates and advancing equity markets are not always mutually exclusive, especially when there is improving economic growth and when interest rates are still low by historical standards. We believe improved investor sentiment and increased flows into U.S. equities could be catalysts for the U.S. equity markets in the months ahead.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

MARKET REVIEW

Changes to the Fund’s Portfolio Management Team during the Reporting Period

David Deuchler rejoined our Fundamental Equity Value Investment Team as a Vice President. David served as a research analyst on the Team from 2000 to 2005 before joining equity long/short manager Moore Capital. He spent the past seven years in the hedge fund industry, with particular expertise in the health care sector. He most recently served as portfolio manager with Suvretta Capital. David has 15 years of investment experience. David will be responsible for the research and portfolio management for the health care sector in our Mid and Small Cap Value strategies.

John Kelly Flynn, Managing Director, has left the firm. Kelly was a portfolio manager with sector responsibility for health care and insurance in our Mid and Small Cap Value strategies. He joined the Fundamental Equity Value Investment Team in 2002.

Going forward, Andy Braun will assume research and portfolio management responsibilities for the insurance sector in the Mid Cap Value strategies. Andy joined Goldman Sachs Asset Management in 1993 and has 22 years of industry experience. He has served as co-lead portfolio manager for Mid Cap Value since 2010.

Sally Pope Davis will assume research and portfolio management responsibilities for the insurance sector in the Small Cap Value strategies. Sally joined Goldman Sachs Asset Management in 2001 and has 32 years of industry experience. She has served as co-lead portfolio manager for Small Cap Value since 2009.

Sung Cho will have research and portfolio management responsibilities for the consumer discretionary sector (excluding media, hotels, leisure) for our Large and Mid Cap Value strategies. Sung joined the Fundamental Equity Value Investment Team as a research analyst in 2008 and was elevated to portfolio manager in 2011. Currently, Sung has responsibility for large and mid cap telecommunications and semiconductor stocks within the information technology sector.

In addition, effective June 30, 2013, we expanded the responsibilities of certain Team members. Eric Fogarty assumed research and portfolio management responsibilities for the utilities sector in the Small Cap Value strategies. He will continue to serve in this capacity for the Large and Mid Cap Value strategies. Eric joined the Fundamental Equity Value Investment Team as an analyst in 2007 and was elevated to portfolio manager in 2012.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships and real estate investment trusts, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities, quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 24.68%, 23.75%, 23.77%, 25.20%, 24.62%, 24.98% and 24.41%, respectively. These returns compare to the 23.10% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, consumer discretionary and health care sectors helped the Fund’s relative results most. Detracting from the Fund’s performance most relative to the Russell Index was weak stock selection in information technology, consumer staples and utilities and having an overweighted allocation to utilities, which significantly lagged the Russell Index during the Reporting Period.
Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in home improvement retailer Lowe’s, aerospace and defense company Boeing and oil services firm Halliburton.

During the fourth quarter of 2012, shares of Lowe’s rose after reporting third calendar quarter earnings that exceeded analysts’ expectations and re-affirming fiscal 2012 earnings guidance. Same store sales and margins, which are key operating metrics, showed improvement, and management continued to focus on improving execution at its core business. In addition, home construction and building materials companies performed well as a result of improved U.S. housing market data and expectations of increased demand following the aftermath and cleanup of Superstorm Sandy. Lowe’s announced a $5 billion share repurchase program in March 2013. In August 2013, its shares rose after reporting second calendar quarter results that beat expectations and that signaled to many a narrowing of the gap between rival Home Depot. Revenue growth, same store sales growth and earnings per share all beat analysts’ estimates. While we trimmed the position during the Reporting Period, taking some profits, we maintained our belief at the end of the Reporting Period that the improving U.S. housing market could continue to act as a tailwind for the company since Lowe’s has leverage to big-ticket items, such as appliances, needed to complete newly constructed homes.

PORTFOLIO RESULTS

Boeing contributed positively to the Fund’s performance during the Reporting Period, as the company benefited both from strength in its commercial and defense businesses and from the resumption of 787 Dreamliner passenger flights and deliveries after the Federal Aviation Administration approved a revised battery system designed by Boeing to prevent overheating. At the end of the Reporting Period, we believed Boeing was on track to increase its free cash flow generation materially should commercial aircraft delivery rates increase as we anticipate. We also believed return on capital may improve as the 787 development program winds down, potentially allowing for meaningful dividend increases and share buyback activity. (At the end of September 2013, Norwegian Air made public new complaints against Boeing’s 787 Dreamliner, the impact of which, if any, on Boeing’s stock we are closely monitoring.)

A position in Halliburton contributed to the Fund’s relative performance during the Reporting Period. Halliburton reported strong fourth calendar quarter results, largely driven by growth in its international business. In our view, rig efficiency positively impacted Halliburton’s business, given that it can grow revenue if rig counts stabilize or decrease. We believe Halliburton’s robust international revenue growth and margin expansion potential should drive its long-term growth, evidenced as the company continued to gain international market share during the Reporting Period. Also, during the first half of 2013, there were improved operating margins in its North America businesses, as the company continued to work through higher priced inventory. In July 2013, Halliburton’s shares rose after the company reported better than anticipated second calendar quarter results, supported by growth in its international business. The company also announced plans to repurchase $3.3 billion in shares as part of its newly authorized $5 billion buyback plan over the next few years.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company Devon Energy, diversified banking institution Citigroup and tobacco company Philip Morris International.

Devon Energy, a North America-focused independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids (“NGLs”), detracted most from the Fund’s performance during the Reporting Period. The company has shifted production and resources toward oil and NGLs over time. As a result, its shares fell after it reported third calendar quarter production levels that missed expectations due to operating issues. In February 2013, Devon Energy reported fourth calendar quarter earnings and production growth that beat consensus expectations. However, its stock fell, as the market was disappointed by the company’s forecast for flat overall production in 2013, although we did not agree with the market’s negative assessment. Shares of Devon Energy also lagged during the second quarter of 2013, largely due to a decline in oil prices. We maintained a Fund position in Devon Energy at the end of the Reporting Period because we are positive on the company’s announcement to form a master limited partnership (“MLP”) with assets from its midstream business. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.) We also continued to believe the value of Devon Energy’s large, North American asset base was not fully recognized at its then-current market price, while its management has indicated willingness to take additional steps to unlock the value within its large asset base. Further, we believe cash flow should increase as 2013 progresses as we expect the company to spend less on acquiring new acreage. Finally, we believe the company maintains a strong balance sheet, which, along with its joint venture partnerships, may help speed up the development of its oil properties.

A newly established, underweighted position in Citigroup hurt the Fund’s relative results. During the Reporting Period, Citigroup announced that Vikram Pandit stepped down as the company’s Chief Executive Officer and as a member of its Board. Further, Citigroup announced plans to eliminate 11,000 jobs worldwide, about 4% of its total staff, in a move to save as much as $1.1 billion a year in expenses. Besides the job cuts, the reorganization was expected to reduce annual revenues by less than $300 million. Citigroup’s stock rose significantly during the fourth quarter of 2012, but because the Fund held an underweighted position in the stock relative to the Russell Index, Citigroup was a major detractor. During 2013, several factors continued to support the stock’s strong performance. Bank stress tests conducted in March 2013 were positive for Citigroup after failing to meet requirements one year earlier. During the first quarter

PORTFOLIO RESULTS

of 2013, Citigroup also benefited from seasonally strong results in its markets businesses, sustained momentum in investment banking, continued year-over-year growth in loans and deposits, and a more favorable credit environment. Further, the Fed did not object to Citigroup’s plans to buy back $1.2 billion of common stock through the first quarter of 2013, while also maintaining its dividend, which we viewed positively. At the end of May 2013, Citigroup settled a $3.5 billion suit related to the selling of mortgage-backed securities with the Federal Housing Finance Agency. Maintaining a constructive view both of Citigroup’s new Chief Executive Officer and the company’s announced strategic focus, we increased the Fund’s position in Citigroup during 2013, eventually closing the underweight relative to the Russell Index toward the end of the Reporting Period, but it remained an underweight position for the majority of the Reporting Period.

Shares of Philip Morris International were weak, as the company narrowed its fiscal year 2012 guidance and announced third calendar quarter earnings below consensus estimates during the fourth quarter of 2012. The company cited global economic conditions and the strengthening U.S. dollar behind its fourth quarter 2012 weakness. The company said it would compensate for volume weakness by raising prices and cutting costs, which we viewed positively. However, Philip Morris International subsequently announced second quarter 2013 results with bottom line weakness primarily owing to the decline in shipping and sales of its products and unfavorable foreign exchange rates. The company also reduced its guidance for fiscal year 2013. We maintained the Fund’s position in the company at the end of the Reporting Period, however, because, among other factors, we believed the company featured strong and persistent pricing power and attractive industry fundamentals, including no significant exposure to any one country, thereby mitigating litigation and/or regulatory risk. We further believed the company was positioned well for 2014 after raising prices and focusing on returning free cash to shareholders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in L Brands (formerly Limited Brands) during the Reporting Period. L Brands has grown from an apparel-based specialty retailer to a nearly $11 billion segment leader focused on lingerie and beauty and personal care products, led by its core Victoria’s Secret and Bath & Bodyworks brands. The company operates 2,873 retail stores in the U.S., Canada and the U.K. In our view, there are three key initiatives the company is focused on that should drive its growth going forward—Victoria’s Secret’s U.S. square footage growth; category expansion into natural adjacencies such as sports bras, loungewear and swimwear; and international expansion given low sales penetration. We also anticipate operating margin expansion through supply chain improvements that could lead to shorter lead times and allow stores to keep products fresh thereby reducing markdowns. The company also appears committed to returning excess free cash flow to shareholders through dividends and share repurchases. At the beginning of 2013, sentiment on the stock began to wane, so we took the opportunity to initiate a position in what we considered to be a high quality company with strong long-term growth and shareholder return potential.

We established a Fund position in Wal-Mart Stores, the largest global retailer. Its U.S. stores are the largest contributor to both the company’s sales and profits. In our view, the company has executed well over the past ten years, a pattern we expect to continue. Wal-Mart Stores has historically returned virtually all free cash flow to shareholders. Further, we believe the company has a large growth opportunity both internationally and domestically, with levers for U.S. growth including inflation, e-commerce, improving labor market conditions and the roll-out of small-format stores. In addition, unlike many other retailers, Wal-Mart Stores tends to generally own its locations, providing it with one of the largest real estate portfolios in the world.

Conversely, we eliminated the Fund’s position in Chevron, which engages in petroleum operations, chemicals operations, mining operations, power generation and energy services. We closed the position in Chevron as conviction grew in the upside potential of other names in the exploration and production and integrated oil industries. During the Reporting Period, we continued to be focused on attractively valued companies that we consider to have strong positions in the most prolific and profitable basins in the U.S. and that

PORTFOLIO RESULTS

we believe can grow production and reserves cost effectively.

Strict to our sell discipline, we exited the Fund’s position in Johnson & Johnson, as its stock price approached our target. Shares of Johnson & Johnson steadily rose through much of the first half of 2013. The company’s pharmaceutical business had been reporting strong organic growth in recent quarters, while the company’s consumer business began to see growth following a number of quality issues.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer discretionary and financials increased. The Fund’s exposure to consumer staples, health care, information technology, materials and utilities decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, telecommunication services and financials and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care, industrials, information technology and materials.

FUND BASICS

Growth and Income Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	24.68%	23.10%
Class B	23.75	23.10
Class C	23.77	23.10
Institutional	25.20	23.10
Service	24.62	23.10
Class IR	24.98	23.10
Class R	24.41	23.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	18.90%	2.12%	5.95%	6.38%	2/5/93
Class B	19.78	2.12	5.90	4.60	5/1/96
Class C	23.85	2.51	5.76	1.92	8/15/97
Institutional	26.33	3.67	6.98	5.30	6/3/96
Service	25.73	3.18	6.45	4.88	3/6/96
Class IR	26.11	3.54	N/A	1.60	11/30/07
Class R	25.51	3.02	N/A	1.11	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.22%
Class B	1.94	1.97
Class C	1.94	1.97
Institutional	0.79	0.82
Service	1.29	1.32
Class IR	0.94	0.97
Class R	1.44	1.47

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.6%	Industrial Conglomerates
Exxon Mobil Corp.	4.6	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.8	Diversified Financial Services
Merck & Co., Inc.	3.7	Pharmaceuticals
Pfizer, Inc.	2.9	Pharmaceuticals
Devon Energy Corp.	2.5	Oil, Gas & Consumable Fuels
The Boeing Co.	2.5	Aerospace & Defense
Halliburton Co.	2.4	Energy Equipment & Services
L Brands, Inc.	2.3	Specialty Retail
EMC Corp.	2.1	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	24.68%	4.53%	6.67%	6.76%
Including sales charges	17.83%	3.36%	6.07%	6.47%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	23.75%	3.74%	6.02%	4.72%
Including contingent deferred sales charges	18.71%	3.38%	6.02%	4.72%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.77%	3.76%	5.88%	2.07%
Including contingent deferred sales charges	22.77%	3.76%	5.88%	2.07%

Institutional (Commenced June 3, 1996)	25.20%	4.93%	7.09%	5.41%

Service (Commenced March 6, 1996)	24.62%	4.42%	6.56%	4.99%

Class IR (Commenced November 30, 2007)	24.98%	4.79%	N/A	2.04%

Class R (Commenced November 30, 2007)	24.41%	4.27%	N/A	1.55%

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 25.56%, 24.54%, 24.56%, 25.95%, 25.39%, 25.82% and 25.22%, respectively. These returns compare to the 23.10% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, health care and consumer discretionary sectors helped the Fund’s relative results most. The only sectors detracting from the Fund’s performance relative to the Russell Index were information technology and consumer staples, where stock selection was comparatively weak.
Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in aerospace and defense company Boeing, diversified banking institution Bank of America and oil services firm Halliburton.

Boeing contributed most positively to the Fund’s performance during the Reporting Period. The company benefited both from strength in its commercial and defense businesses and from the resumption of 787 Dreamliner passenger flights and deliveries after the Federal Aviation Administration approved a revised battery system designed by Boeing to prevent overheating. At the end of the Reporting Period, we believed Boeing was on track to increase its free cash flow generation materially should commercial aircraft delivery rates increase as we anticipate. We also believed return on capital may improve as the 787 development program winds down, potentially allowing for meaningful dividend increases and share buyback activity. At the end of September 2013, Norwegian Air made public new complaints against Boeing’s 787 Dreamliner, the impact of which, if any, on Boeing’s stock we are closely monitoring.

Bank of America made progress during the Reporting Period on legacy, or long-standing, issues, particularly relating to its mortgage business, and recent settlements reduced litigation risks. Bank of America also increased its capital adequacy ratios over the past few years, which should allow, we

PORTFOLIO RESULTS

believe, the company to invest more capital back into its business as the need to build additional reserves decreases. On the expense side, Bank of America lowered its funding costs and closed less profitable banking centers. Its management continued to take steps to reduce expenses, which were reflected in Bank of America’s strong second calendar quarter returns. Bank of America also benefited from increased equity trading revenue, and it continued to lower its legacy asset servicing costs during the first half of 2013. At the end of the Reporting Period, we remained positive on Bank of America’s plans to stabilize revenue, rationalize approximately $8 billion in costs and reduce delinquent mortgages off its books. We also believed the company was well capitalized and well positioned for a potential increase in interest rates, which may benefit its net interest margin.

A position in Halliburton contributed to the Fund’s relative performance during the Reporting Period. Halliburton reported strong fourth calendar quarter results, largely driven by growth in its international business. In our view, rig efficiency positively impacted Halliburton’s business, given that it can grow revenue if rig counts stabilize or decrease. We believe Halliburton’s robust international revenue growth and margin expansion potential should drive its long-term growth, evidenced as the company continued to gain international market share during the Reporting Period. Also, during the first half of 2013, there were improved operating margins in its North America businesses, as the company continued to work through higher priced inventory. In July 2013, Halliburton’s shares rose after the company reported better than anticipated second calendar quarter results, supported by growth in its international business. The company also announced plans to repurchase $3.3 billion in shares as part of its newly authorized $5 billion buyback plan over the next few years.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company Devon Energy, fertilizer manufacturer CF Industries and diversified banking institution Citigroup.

Devon Energy, a North America-focused independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids (“NGLs”), detracted most from the Fund’s performance during the Reporting Period. The company has shifted production and resources toward oil and NGLs over time.
As a result, its shares fell after it reported third calendar quarter production levels that missed expectations due to operating issues. In February 2013, Devon Energy reported fourth calendar quarter earnings and production growth that beat consensus expectations. However, its stock fell, as the market was disappointed by the company’s forecast for flat overall production in 2013, although we did not agree with the market’s negative assessment. Shares of Devon Energy also lagged during the second quarter of 2013, largely due to a decline in oil prices. We maintained a Fund position in Devon Energy at the end of the Reporting Period because we are positive on the company’s announcement to form a master limited partnership (“MLP”) with assets from its midstream business. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.) We also continued to believe the value of Devon Energy’s large, North American asset base was not fully recognized at its then-current market price, while its management has indicated willingness to take additional steps to unlock the value within its large asset base. Further, we believe cash flow should increase as 2013 progresses as we expect the company to spend less on acquiring new acreage. Finally, we believe the company maintains a strong balance sheet, which, along with its joint venture partnerships, may help speed up the development of its oil properties.

Shares of CF Industries traded lower following weak planting volumes, negative pressure on fertilizer prices due to excess supply and an increase in natural gas prices, a fundamental cost component for the company. Strict to our sell discipline, as key points to our investment thesis became invalidated, we sold out of the Fund’s position in the stock in

PORTFOLIO RESULTS

favor of other names we considered to have a more favorable risk/reward profile.

A newly established, underweighted position in Citigroup hurt the Fund’s relative results. During the Reporting Period, Citigroup announced that Vikram Pandit stepped down as the company’s Chief Executive Officer and as a member of its Board. Further, Citigroup announced plans to eliminate 11,000 jobs worldwide, about 4% of its total staff, in a move to save as much as $1.1 billion a year in expenses. Besides the job cuts, the reorganization was expected to reduce annual revenues by less than $300 million. Citigroup’s stock rose significantly during the fourth quarter of 2012, but because the Fund held an underweighted position in the stock relative to the Russell Index, Citigroup was a major detractor. During 2013, several factors continued to support the stock’s strong performance. Bank stress tests conducted in March 2013 were positive for Citigroup after failing to meet requirements one year earlier. During the first quarter of 2013, Citigroup also benefited from seasonally strong results in its markets businesses, sustained momentum in investment banking, continued year-over-year growth in loans and deposits, and a more favorable credit environment. Further, the Fed did not object to Citigroup’s plans to buy back $1.2 billion of common stock through the first quarter of 2013, while also maintaining its dividend, which we viewed positively. At the end of May 2013, Citigroup settled a $3.5 billion suit related to the selling of mortgage-backed securities with the Federal Housing Finance Agency. Maintaining a constructive view both of Citigroup’s new Chief Executive Officer and the company’s announced strategic focus, we increased the Fund’s position in Citigroup during 2013, eventually closing the underweight relative to the Russell Index toward the end of the Reporting Period, but it remained an underweight position for the majority of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Citigroup, already mentioned, we initiated a Fund position in BP, one of the largest integrated oil and gas firms in the world, during the Reporting Period. In our view, BP’s significant divestiture plan has enabled its management to focus on core strengths, and we believe this portfolio simplification process has created an opportunity for improved production growth and operating performance. Additionally, we believe its management has significantly reduced legal liability uncertainties associated with the Deepwater Horizon accident in April 2010. As a result, we believe BP’s management will make positive capital redeployment decisions including growth in high cash margin upstream projects, increased dividend payments and/or share repurchases. (Upstream production activities generally include those operations stages in the oil and gas industry that involve exploration and production.)

Conversely, we eliminated the Fund’s position in Chevron, which engages in petroleum operations, chemicals operations, mining operations, power generation and energy services. We closed the position in Chevron as conviction grew in the upside potential of other names in the exploration and production and integrated oil industries. During the Reporting Period, we continued to be focused on attractively valued companies that we consider to have strong positions in the most prolific and profitable basins in the U.S. and that we believe can grow production and reserves cost effectively.

Strict to our sell discipline, we exited the Fund’s position in Johnson & Johnson, as its stock price approached our target. Shares of Johnson & Johnson steadily rose through much of the first half of 2013. The company’s pharmaceutical business had been reporting strong organic growth in recent quarters, while the company’s consumer business began to see growth following a number of quality issues.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer discretionary and information technology increased. The Fund’s exposure to consumer staples, telecommunication services and utilities decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the information technology, consumer discretionary and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, telecommunication services and utilities and was rather neutrally weighted to the Russell Index in consumer staples, energy, industrials and materials.

FUND BASICS

Large Cap Value Fund

as of August 31, 2013

PERFORMANCE REVIEW

September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	25.56%	23.10%
Class B	24.54	23.10
Class C	24.56	23.10
Institutional	25.95	23.10
Service	25.39	23.10
Class IR	25.82	23.10
Class R	25.22	23.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.13%	2.36%	6.41%	4.62%	12/15/99
Class B	20.17	2.40	6.37	4.59	12/15/99
Class C	24.21	2.76	6.23	4.27	12/15/99
Institutional	26.58	3.93	7.44	5.47	12/15/99
Service	25.99	3.43	6.92	4.99	12/15/99
Class IR	26.44	3.78	N/A	2.17	11/30/07
Class R	25.80	3.28	N/A	1.69	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]

Holding	% of Net Assets	Line of Business
General Electric Co.	4.7%	Industrial Conglomerates
Exxon Mobil Corp.	4.5	Oil, Gas & Consumable Fuels
Bank of America Corp.	3.3	Diversified Financial Services
Citigroup, Inc.	3.2	Diversified Financial Services
Pfizer, Inc.	2.9	Pharmaceuticals
JPMorgan Chase & Co.	2.8	Diversified Financial Services
Merck & Co., Inc.	2.8	Pharmaceuticals
Devon Energy Corp.	2.7	Oil, Gas & Consumable Fuels
American Int’l Group, Inc.	2.6	Insurance
EMC Corp.	2.6	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	25.56%	5.07%	7.22%	5.25%
Including sales charges	18.62%	3.88%	6.62%	4.82%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	24.54%	4.30%	6.58%	4.79%
Including contingent deferred sales charges	19.52%	3.96%	6.58%	4.79%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	24.56%	4.29%	6.42%	4.46%
Including contingent deferred sales charges	23.56%	4.29%	6.42%	4.46%

Institutional (Commenced December 15, 1999)	25.95%	5.48%	7.63%	5.66%

Service (Commenced December 15, 1999)	25.39%	4.97%	7.11%	5.18%

Class IR (Commenced November 30, 2007)	25.82%	5.34%	N/A	2.71%

Class R (Commenced November 30, 2007)	25.22%	4.81%	N/A	2.22%

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 24.20%, 23.29%, 23.29%, 24.74%, 24.11%, 24.54% and 23.91%, respectively. These returns compare to the 25.37% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the industrials, information technology and consumer discretionary sectors. Effective stock selection in the financials, energy and health care sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in aerostructures manufacturer Spirit Aerosystems Holdings, office real estate investment trust (“REIT”) Alexandria Real Estate and semiconductor company Altera.

Shares of Spirit Aerosystems Holdings, the largest independent supplier of aerostructures to Boeing, came under pressure after the company announced in late October 2012 that it would pay certain charges for the third calendar quarter, citing higher than expected costs in the Boeing 787 and other programs. Our original investment thesis had focused on Spirit Aerosystems Holdings’ strong position in the commercial aerospace original market, continued high levels of demand for its planes and long-term positive trends within the industry. However, poor results and 2012 industry developments caused us to lose conviction in our thesis and thus we sold the Fund’s position in Spirit Aerosystems Holdings in mid-January 2013.

During the second quarter of 2013, high dividend-yielding areas of the equity market were weak, as rising bond yields triggered profit-taking on names that had recently benefited

PORTFOLIO RESULTS

from the favorably low bond yield environment. REITs such as Alexandria Real Estate were impacted. Also, shares of Alexandria Real Estate declined after the company announced the pricing of its public offering of 6.6 million shares of common stock at a price of $73.50 per share, increased from an originally sized offering of six million shares. Alexandria Real Estate is a leader in lab space leasing, with strong positions in what are widely viewed as attractive cluster markets. In turn, we believe the company is less sensitive to general economic and employment conditions than other office REITs. At the end of the Reporting Period, we considered Alexandria Real Estate’s development pipeline to be robust, which could help the REIT to outgrow its peers. We have also seen a meaningful improvement in its balance sheet over the past two years. However, a risk to this name includes a significant cut to National Institutes of Health funding, which could hurt portions of the REIT’s tenant base.

Global semiconductor company Altera announced results for the first quarter of 2013 that fell short of analysts’ expectations, and its management provided conservative earnings guidance as well. We believe there was a degree of seasonality to its forward guidance, and at the end of the Reporting Period, we maintained our conviction in the name with a long-term perspective given our view that the company can continue to gain share against competitors and maintain its strong position in the programmable logic device market. In addition, we believe demand for its products will increase during the second half of 2013, as we anticipate capital expenditures in the semiconductor industry to increase alongside a more favorable macroeconomic environment.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified national managed care provider Aetna, independent energy exploration and production company Pioneer Natural Resources and life insurance and retirement product provider ING U.S.

During the second quarter of 2013, the U.S. federal government announced an increase in what are known as Final Medicare Advantage Rates for 2014, which reversed preliminary proposals for a rate cut announced in February 2013. Having recently acquired Coventry Health Care in an attempt to grow its membership base and increase exposure to higher growth government programs, Aetna’s shares rose following the news. At the end of the Reporting Period, we maintained our view that the managed care industry may benefit in an environment where there is a growing focus on controlling health care costs and where utilization continues to be muted. In addition, we believe synergies from the acquisition of Coventry Health Care and Aetna’s management team’s commitment to returning capital to shareholders should help its operating earnings growth through 2014 and beyond.

Pioneer Natural Resources’ exploration and production operations are focused in onshore U.S. properties, primarily in the Permian and Eagle Ford basins. These basins are predominantly oil/liquids plays and have recently been offering some of the best economics in the U.S. onshore energy industry. These conditions, along with strong horizontal Wolfcamp well results to date, have de-risked a meaningful portion of Pioneer Natural Resources’ acreage. During the Reporting Period, the company announced positive well results in a quarterly earnings release, results which had been highly anticipated. The data contributed to the confirmation of its geological model across its acreage and the thesis that Pioneer Natural Resources’ Wolfcamp acreage becomes oilier as it moves north. We believe the company should benefit from a favorable production growth profile with a shift to oil, a shift that has already had a positive impact on its margins, capital efficiency and returns.

During the second quarter of 2013, we initiated a Fund position in ING U.S., which became publicly available during the quarter as part of a 2008 bailout agreement entered into by its Dutch parent company, ING Groep. We believed the offering share price of ING U.S. was attractive given the then-current level of returns. We also believe management’s expectations for return on equity in 2016 have created a favorable risk/reward opportunity. Although ING U.S. reported a first calendar quarter loss, improvement from its retirement and annuities businesses was viewed positively by investors, driving its share price higher.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of ING U.S., already mentioned, we initiated a Fund position in Chesapeake Energy, an independent energy exploration and production company, during the Reporting Period. Chesapeake Energy is the

PORTFOLIO RESULTS

second largest producer of natural gas in the U.S. and was a top liquids producer in 2012. We believe Chesapeake Energy is just at the beginning of a transition under new Chief Executive Officer Doug Lawler’s leadership. We expect Lawler to exercise better capital and cost discipline and achieve improved capital efficiency. We also believe Chesapeake Energy’s acreage is underappreciated and that it has the potential to grow its production in the next few years.

We established a Fund position in Cardinal Health, a health care services company providing pharmaceutical and medical products and services in the U.S. and internationally. During the past year or so, Cardinal Health had gone through a difficult period of losing large pharmaceutical distribution revenue/low profit contracts, which had caused its stock to underperform the broad market and its peers. At the same time, however, the company, in our view, demonstrated improving organic margins, deployed capital for acquisitions to drive its top line growth, and expanded its markets, all while returning capital to shareholders via increased buybacks and dividends. Given this backdrop, we believe Cardinal Health’s stock can potentially trade toward the historical high end of its valuation range.

Conversely, during the first quarter of 2013, we exited the Fund’s position in J.M. Smucker, a global manufacturer of branded food products, as its stock approached our price target. J.M. Smucker, famous for its jams and jellies, is also a well positioned company in the high margin coffee business, and the Fund had owned the stock primarily based on our view that it should perform well as coffee costs normalized from peak levels. As our investment thesis indeed played out, with its shares appreciating largely due to declining coffee costs, we decided to sell the position, taking profits, in favor of names with what we believed to have a more favorable risk/reward profile.

Also during the first quarter of 2013, we eliminated the Fund’s position in Host Hotels & Resorts, which operates as a self-managed and self-administered real estate investment trust (“REIT”), primarily as owner and operator of luxury and upscale hotels across the U.S. From its low in late 2012 during heightened market concerns about the fiscal cliff and macroeconomic uncertainty, Host Hotels & Resorts’ stock price rose significantly in the subsequent market rally. We used the opportunity to sell the Fund’s position in the stock, as it approached our price target.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer discretionary, energy, health care, industrials and information technology increased. The Fund’s exposure to the financials and utilities sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples, information technology and health care sectors. On the same date, the Fund had an underweighted position compared to the Russell Index in financials and was rather neutrally weighted to the Russell Index in consumer staples, industrials, information technology and materials. The Fund had no allocation to telecommunication services at the end of August 2013.

FUND BASICS

Mid Cap Value Fund

as of August 31, 2013

PERFORMANCE REVIEW

September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	24.20%	25.37%
Class B	23.29	25.37
Class C	23.29	25.37
Institutional	24.74	25.37
Service	24.11	25.37
Class IR	24.54	25.37
Class R	23.91	25.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.55%	5.40%	9.51%	8.35%	8/15/97
Class B	20.59	5.49	9.45	8.34	8/15/97
Class C	24.57	5.81	9.31	7.94	8/15/97
Institutional	27.02	7.03	10.57	11.32	8/1/95
Service	26.38	6.50	10.04	8.79	7/18/97
Class IR	26.80	6.86	N/A	5.64	11/30/07
Class R	26.20	N/A	N/A	16.68	1/6/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.15%
Class B	1.90	1.90
Class C	1.90	1.90
Institutional	0.75	0.75
Service	1.25	1.25
Class IR	0.90	0.90
Class R	1.40	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]

Holding	% of Net Assets	Line of Business
Chesapeake Energy Corp.	2.0%	Oil, Gas & Consumable Fuels
M&T Bank Corp.	2.0	Commercial Banks
Altera Corp.	1.7	Semiconductor Equipment
Principal Financial Group, Inc.	1.7	Insurance
Cardinal Health, Inc.	1.7	Services
Pioneer Natural Resources Co.	1.6	Oil, Gas & Consumable Fuels
AvalonBay Communities, Inc.	1.6	Real Estate Investment Trusts
Humana, Inc.	1.6	Services
Liberty Interactive Corp. Class A	1.5	Internet & Catalog Retail
SLM Corp.	1.5	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	24.20%	7.72%	9.97%	8.81%
Including sales charges	17.36%	6.51%	9.35%	8.42%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.29%	6.91%	9.31%	8.42%
Including contingent deferred sales charges	18.29%	6.60%	9.31%	8.42%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.29%	6.92%	9.15%	8.01%
Including contingent deferred sales charges	22.29%	6.92%	9.15%	8.01%

Institutional (Commenced August 1, 1995)	24.74%	8.15%	10.41%	11.36%

Service (Commenced July 18, 1997)	24.11%	7.62%	9.88%	8.86%

Class IR (Commenced November 30, 2007)	24.54%	7.98%	N/A	5.93%

Class R (Commenced January 6, 2009)	23.91%	N/A	N/A	16.64%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 24.86%, 23.89%, 23.89%, 25.34%, 24.70%, 25.16% and 24.51%, respectively. These returns compare to the 24.38% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, energy and financials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the consumer discretionary, information technology and consumer staples sectors as well as having an underweighted allocation to the consumer discretionary sector, which significantly outpaced the Russell Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in insurance company American Equity Investment Life, independent energy company Rex Energy and polymer manufacturer PolyOne.

American Equity Investment Life is engaged in the development and sale of fixed index and fixed rate annuity products. The company, through its wholly-owned life insurance subsidiaries, operates as a full service underwriter of fixed annuity and life insurance products. The company performed well on strong annuity deposit growth, fueled, in turn, by an improving but weak economy and a growing aging population. Further, as certificates of deposit, or CD, rates remained low, annuity products remained attractive. At the end of the Reporting Period, we believed that American Equity Investment Life’s assets under management should remain strong, and we had conviction in the company’s recurring revenue stream.

Rex Energy engages in the acquisition, production, exploration and development of oil and gas. The energy company’s properties are concentrated in the Appalachian and Illinois regions of the U.S. The company’s strategy is to pursue its higher potential exploration prospects while acquiring oil and natural gas properties complementary to its portfolio. Rex Energy’s stock rose during the first half of

PORTFOLIO RESULTS

2013 having met production guidance and having seen good well results and reserve growth of 69% year over year. Indeed, the key drivers of this stock have been production growth in conjunction with balance sheet condition.

PolyOne provides specialized polymer materials, services and solutions with operations in specialty polymer formulations, color and additive systems, polymer distribution and specialty vinyl resins. Strong year over year revenue growth driven by contribution from acquired company ColorMatrix, a leader in liquid colorants, fueled a beat of consensus estimates, driving its shares up. Its management’s recent divestiture of its non-core resin assets strengthened our conviction in the company over the long term given its transition from commodity chemicals and polymers to specialty chemicals, its leverage to the U.S. housing recovery, and its potential for margin expansion driven by operational efficiencies and supply chain improvements.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Approach Resources, semiconductor manufacturer Fairchild Semiconductor International and specialty finance company CYS Investments.

Approach Resources is engaged in the exploration, development, production and acquisition of oil and gas properties. Its properties are primarily focused on oil located in the Permian Basin in West Texas. During the Reporting Period, the company was not able to hit cost reduction targets as fast as the market expected, an issue driven by a combination of a need to build out more infrastructure and some external factors outside of its control. Our investment thesis revolves around Approach Resources being a beneficiary of discoveries in the Wolfcamp area of the Permian basin via its embarkation of a drilling program there, which could improve company reserves, profitability and production growth. At the end of the Reporting Period, we continued to be positive on this company.

Fairchild Semiconductor International designs, develops, manufactures and markets power analog, power discrete and certain non-power semiconductor solutions to a wide range of end-market customers for use in a wide variety of electronic applications. During the second quarter of 2013, semiconductor capital expenditures slowed, hurting the company’s results. At the end of the Reporting Period, we were optimistic the company’s new Chief Operating Officer would unveil cost savings strategies, which we believe will drive margins over time. We also believed the company was well levered to the fast growing smartphone market, already being a high margin handset supplier to companies such as Apple and Samsung.

CYS Investments invests in agency residential mortgage-backed securities (“MBS”), adjustable rate mortgage loans or hybrid adjustable rate mortgage loans. Its investment guidelines also permit investments in collateralized mortgage obligations issued by a government agency or government sponsored entity. During the Reporting Period, there was a sharp decline in agency MBS values, as long-term rates spiked. Since CYS Investments rotated its portfolio to more heavily weight 30-year fixed-rate MBS, its book value suffered, as the securities overall lost 5% of their value. At the end of the Reporting Period, however, the company was still trading at one of the largest discounts to marked book value among real estate investment trusts and showed attractive near-term opportunities, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Laredo Petroleum Holdings, an independent energy company focused on the exploration and development of oil and natural gas in the Permian basin and in the mid-continent region of the U.S. We believe the company is particularly well positioned in the core of the Midland basin and anticipate production and reserve growth to accelerate and costs to decline as the company approaches the development stage in its core areas. In addition to an improving balance sheet driven by asset sales and increased cash flow, we are confident in the company’s management team and consider its stock to be attractively valued.

Participating in its initial public offering, we established a Fund position in Diamondback Energy during the Reporting period. Diamondback Energy focused on the acquisition, development, exploration and exploitation of onshore oil and natural gas reserves in the U.S. It has interests in more than 51,000 net acres of land in West Texas in the Permian basin.

PORTFOLIO RESULTS

Although the company missed first calendar quarter revenue expectations, it was still experiencing strong results from its Permian basin operations. We believe the company has good acreage and solid management, which should drive strong performance going forward.

Conversely, we eliminated the Fund’s position in Ocwen Financial, which specializes in the servicing of non-prime residential loans. For the 2012 calendar year, the company was a top contributor to Fund returns, performing well, as the company announced third calendar quarter earnings that demonstrated strong growth. In addition, its management announced its intent to acquire a portion of mortgage service and origination company Residential Capital out of bankruptcy. While we believe the deal gives the company the opportunity to leverage its recent acquisition of Homeward Residential Holdings, a prime and subprime mortgage servicing company, and the pipeline to acquire additional servicing portfolios remains robust, the company grew out of the small-cap value capitalization range and thus no longer qualified as an investment for the Fund.

We exited the Fund’s position in Amerigroup. At the end of 2012, Amerigroup was acquired by WellPoint, one of the nation’s leading managed care companies. Upon news of the acquisition, the stock rallied, and we rotated funds into companies where we had a higher conviction. While the prospect of a holding being acquired is not the only reason we will purchase a stock for the Fund, we sometimes find that the portfolio can benefit from the market similarly recognizing and appreciating the quality characteristics we look for in our investments.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in materials increased. The Fund’s exposure to the financials sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund was overweighted in materials and underweighted in financials and consumer discretionary relative to the Russell Index. The Fund was rather neutrally weighted to the other seven sectors in the Russell Index at the end of August 2013.

FUND BASICS

Small Cap Value Fund

as of August 31, 2013

PERFORMANCE REVIEW

September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	24.86%	24.38%
Class B	23.89	24.38
Class C	23.89	24.38
Institutional	25.34	24.38
Service	24.70	24.38
Class IR	25.16	24.38
Class R	24.51	24.38

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.11%	9.74%	9.59%	10.35%	10/22/92
Class B	19.71	9.88	9.55	9.41	5/1/96
Class C	23.99	10.17	9.40	8.21	8/15/97
Institutional	26.53	11.45	10.66	9.47	8/15/97
Service	25.90	10.90	10.11	8.93	8/15/97
Class IR	26.34	11.27	N/A	8.49	11/30/07
Class R	25.70	10.73	N/A	7.97	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Class B	2.11	2.19
Class C	2.11	2.19
Institutional	0.96	1.04
Service	1.46	1.54
Class IR	1.11	1.19
Class R	1.61	1.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]

Holding	% of Net Assets	Line of Business
iShares Russell 2000 Value ETF	2.0%	Services
Southwest Gas Corp.	1.4	Gas Utilities
Rex Energy Corp.	1.3	Oil, Gas & Consumable Fuels
American Equity Investment Life Holding Co.	1.2	Insurance
PolyOne Corp.	1.2	Chemicals
Laredo Petroleum Holdings, Inc.	1.1	Oil, Gas & Consumable Fuels
El Paso Electric Co.	1.1	Electric Utilities
Diamondback Energy, Inc.	1.0	Oil, Gas & Consumable Fuels
Signature Bank	1.0	Commercial Banks
Prosperity Bancshares, Inc.	1.0	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	24.86%	9.88%	9.76%	10.72%
Including sales charges	17.99%	8.65%	9.14%	10.42%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	23.89%	9.08%	9.11%	9.51%
Including contingent deferred sales charges	18.55%	8.77%	9.11%	9.51%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.89%	9.07%	8.95%	8.32%
Including contingent deferred sales charges	22.81%	9.07%	8.95%	8.32%

Institutional (Commenced August 15, 1997)	25.34%	10.34%	10.21%	9.58%

Service (Commenced August 15, 1997)	24.70%	9.79%	9.66%	9.04%

Class IR (Commenced November 30, 2007)	25.16%	10.16%	N/A	8.81%

Class R (Commenced November 30, 2007)	24.51%	9.62%	N/A	8.29%

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 3.8%
200,089	Textron, Inc.	$5,390,398
107,234	The Boeing Co.	11,143,757

		16,534,155

Beverages – 1.5%
72,358	Anheuser-Busch InBev NV ADR	6,754,619

Biotechnology* – 1.1%
62,385	Vertex Pharmaceuticals, Inc.	4,688,233

Chemicals – 2.7%
96,045	Eastman Chemical Co.	7,299,420
62,792	LyondellBasell Industries NV Class A	4,404,859

		11,704,279

Commercial Banks – 4.1%
90,480	Comerica, Inc.	3,695,203
106,658	HSBC Holdings PLC ADR	5,591,012
133,347	SunTrust Banks, Inc.	4,269,771
126,003	U.S. Bancorp	4,552,489

		18,108,475

Commercial Services & Supplies – 1.5%
161,385	Waste Management, Inc.	6,526,409

Communications Equipment – 1.5%
141,082	Cisco Systems, Inc.	3,288,621
174,742	Juniper Networks, Inc.*	3,302,624

		6,591,245

Computers & Peripherals – 3.8%
15,758	Apple, Inc.	7,674,934
357,967	EMC Corp.	9,228,389

		16,903,323

Consumer Finance – 3.1%
75,563	Capital One Financial Corp.	4,877,592
362,110	SLM Corp.	8,687,019

		13,564,611

Diversified Financial Services – 7.3%
582,354	Bank of America Corp.	8,222,838
145,963	Citigroup, Inc.	7,054,392
329,626	JPMorgan Chase & Co.	16,656,002

		31,933,232

Diversified Telecommunication Services – 1.4%
178,078	AT&T, Inc.	6,024,379

Electric Utilities – 2.2%
168,714	Exelon Corp.	5,144,090
28,096	NextEra Energy, Inc.	2,257,794
73,747	PPL Corp.	2,264,033

		9,665,917

Energy Equipment & Services – 2.4%
222,944	Halliburton Co.	10,701,312

Common Stocks – (continued)
Food & Staples Retailing – 2.4%
88,910	Safeway, Inc.	$2,302,769
115,202	Wal-Mart Stores, Inc.	8,407,442

		10,710,211

Food Products – 0.8%
112,235	Mondelez International, Inc. Class A	3,442,247

Health Care Equipment & Supplies – 2.5%
39,245	C.R. Bard, Inc.	4,508,073
111,707	Covidien PLC	6,635,396

		11,143,469

Health Care Providers & Services – 2.1%
125,614	UnitedHealth Group, Inc.	9,011,548

Hotels, Restaurants & Leisure – 1.6%
113,097	Starwood Hotels & Resorts Worldwide, Inc.	7,231,422

Industrial Conglomerates – 4.6%
875,782	General Electric Co.	20,265,596

Insurance – 8.6%
176,692	American International Group, Inc.*	8,209,110
52,590	Everest Re Group Ltd.	7,202,201
122,288	Prudential Financial, Inc.	9,156,926
197,779	The Hartford Financial Services Group, Inc.	5,854,258
93,708	The Travelers Cos., Inc.	7,487,269

		37,909,764

Media – 3.4%
109,948	CBS Corp. Class B	5,618,343
67,776	Liberty Global PLC Class A*	5,264,839
49,291	Viacom, Inc. Class B	3,921,592

		14,804,774

Multi-Utilities – 2.2%
125,568	PG&E Corp.	5,193,493
52,234	Sempra Energy	4,409,594

		9,603,087

Oil, Gas & Consumable Fuels – 12.2%
38,452	Apache Corp.	3,294,567
180,168	BP PLC ADR	7,440,938
74,096	ConocoPhillips	4,912,565
196,050	Devon Energy Corp.	11,192,495
231,245	Exxon Mobil Corp.	20,155,314
49,861	MarkWest Energy Partners LP	3,330,216
114,121	NGL Energy Partners LP	3,524,057

		53,850,152

Pharmaceuticals – 7.8%
102,361	Eli Lilly & Co.	5,261,355
344,748	Merck & Co., Inc.	16,303,133
458,455	Pfizer, Inc.	12,933,016

		34,497,504

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 3.2%
40,649	American Tower Corp.	$2,824,699
39,136	AvalonBay Communities, Inc.	4,848,950
445,668	MFA Financial, Inc.	3,208,810
22,015	Simon Property Group, Inc.	3,206,044

		14,088,503

Semiconductors & Semiconductor Equipment – 2.8%
218,189	Altera Corp.	7,673,707
98,321	Lam Research Corp.*	4,588,641

		12,262,348

Software – 1.5%
211,219	Oracle Corp.	6,729,437

Specialty Retail – 3.9%
175,480	L Brands, Inc.	10,065,533
158,063	Lowe’s Cos., Inc.	7,242,447

		17,307,980

Thrifts & Mortgage Finance – 1.6%
486,581	New York Community Bancorp, Inc.	7,128,412

Tobacco – 1.1%
57,915	Philip Morris International, Inc.	4,832,428

TOTAL COMMON STOCKS
(Cost $380,219,114)		$434,519,071

Shares	Interest Rate	Maturity Date	Value

Convertible Preferred Stock(a) – 0.6%
Electric Utilities – 0.6%
PPL Corp.
46,808	8.750%	05/01/14	$2,503,760
(Cost $2,340,400)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$3,700,000	0.047%	09/03/13	$3,700,000
(Cost $3,700,000)

TOTAL INVESTMENTS – 100.1%
(Cost $386,259,514)			$440,722,831

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(527,173)

NET ASSETS – 100.0%			$440,195,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on page 47.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 3.7%
673,901	Textron, Inc.	$18,154,893
352,713	The Boeing Co.	36,653,935

		54,808,828

Beverages – 2.1%
214,555	Anheuser-Busch InBev NV ADR	20,028,709
200,782	Monster Beverage Corp.*	11,522,879

		31,551,588

Biotechnology* – 1.9%
717,909	ARIAD Pharmaceuticals, Inc.	13,353,107
189,591	Vertex Pharmaceuticals, Inc.	14,247,764

		27,600,871

Capital Markets – 0.5%
284,065	Morgan Stanley, Inc.	7,317,514

Chemicals – 2.4%
313,655	Eastman Chemical Co.	23,837,780
169,578	LyondellBasell Industries NV Class A	11,895,897

		35,733,677

Commercial Banks – 2.0%
382,412	Comerica, Inc.	15,617,706
431,585	SunTrust Banks, Inc.	13,819,352

		29,437,058

Commercial Services & Supplies – 1.2%
446,542	Waste Management, Inc.	18,058,159

Communications Equipment – 2.1%
794,628	Juniper Networks, Inc.*	15,018,469
235,752	QUALCOMM, Inc.	15,625,643

		30,644,112

Computers & Peripherals – 4.6%
60,471	Apple, Inc.	29,452,401
1,508,343	EMC Corp.	38,885,082

		68,337,483

Consumer Finance – 3.4%
323,231	Capital One Financial Corp.	20,864,561
1,249,778	SLM Corp.	29,982,174

		50,846,735

Diversified Financial Services – 9.3%
3,442,890	Bank of America Corp.	48,613,607
963,669	Citigroup, Inc.	46,574,123
830,675	JPMorgan Chase & Co.	41,974,007

		137,161,737

Electric Utilities – 1.9%
402,532	Exelon Corp.	12,273,201
188,193	NextEra Energy, Inc.	15,123,189

		27,396,390

Common Stocks – (continued)
Energy Equipment & Services – 2.3%
712,422	Halliburton Co.	$34,196,256

Food & Staples Retailing – 1.4%
273,628	Wal-Mart Stores, Inc.	19,969,372

Food Products – 1.1%
247,480	ConAgra Foods, Inc.	8,369,773
239,410	Mondelez International, Inc. Class A	7,342,705

		15,712,478

Health Care Equipment & Supplies – 2.5%
129,335	C.R. Bard, Inc.	14,856,712
368,100	Covidien PLC	21,865,140

		36,721,852

Health Care Providers & Services – 1.9%
398,875	UnitedHealth Group, Inc.	28,615,293

Hotels, Restaurants & Leisure – 2.0%
725,227	MGM Resorts International*	12,829,266
254,259	Starwood Hotels & Resorts Worldwide, Inc.	16,257,320

		29,086,586

Household Durables* – 1.5%
714,359	Toll Brothers, Inc.	21,866,529

Industrial Conglomerates – 4.7%
3,002,698	General Electric Co.	69,482,432

Insurance – 8.9%
838,315	American International Group, Inc.	38,948,115
138,913	Everest Re Group Ltd.	19,024,135
455,472	Prudential Financial, Inc.	34,105,743
627,095	The Hartford Financial Services Group, Inc.	18,562,012
253,076	The Travelers Cos., Inc.	20,220,773

		130,860,778

Media – 3.7%
367,347	CBS Corp. Class B	18,771,431
294,932	Liberty Global PLC Class A*	22,910,318
162,691	Viacom, Inc. Class B	12,943,696

		54,625,445

Multi-Utilities – 1.7%
320,756	PG&E Corp.	13,266,468
136,007	Sempra Energy	11,481,711

		24,748,179

Oil, Gas & Consumable Fuels – 12.2%
181,952	Apache Corp.	15,589,647
601,164	BP PLC ADR	24,828,073
157,528	ConocoPhillips	10,444,107
692,947	Devon Energy Corp.	39,560,344
757,507	Exxon Mobil Corp.	66,024,310
598,473	Southwestern Energy Co.*	22,861,669

		179,308,150

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 7.8%
342,168	Eli Lilly & Co.	$17,587,435
882,969	Merck & Co., Inc.	41,755,604
363,151	Mylan, Inc.*	12,833,756
1,528,894	Pfizer, Inc.	43,130,100

		115,306,895

Real Estate Investment Trusts – 1.9%
126,753	American Tower Corp.	8,808,066
153,761	AvalonBay Communities, Inc.	19,050,988

		27,859,054

Semiconductors & Semiconductor Equipment – 3.0%
616,119	Altera Corp.	21,668,905
294,179	Lam Research Corp.*	13,729,334
596,751	NVIDIA Corp.	8,802,077

		44,200,316

Software – 3.9%
245,759	Adobe Systems, Inc.*	11,243,474
709,006	Microsoft Corp.	23,680,800
696,067	Oracle Corp.	22,176,695

		57,100,969

Specialty Retail – 2.3%
353,144	L Brands, Inc.	20,256,340
286,754	Lowe’s Cos., Inc.	13,139,068

		33,395,408

Textiles, Apparel & Luxury Goods* – 0.6%
80,699	Fossil Group, Inc.	9,372,382

Tobacco – 0.8%
148,596	Philip Morris International, Inc.	12,398,850

TOTAL COMMON STOCKS
(Cost $1,252,370,993)		$1,463,721,376

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(a) – 0.3%
Repurchase Agreement – 0.3%
Joint Repurchase Agreement Account II
$4,000,000	0.047%	09/03/13	$4,000,000
(Cost $4,000,000)

TOTAL INVESTMENTS – 99.6%
(Cost $1,256,370,993)			$1,467,721,376

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			6,477,747

NET ASSETS – 100.0%			$1,474,199,123

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on page 47.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.8%
Aerospace & Defense – 1.9%
3,430,512	Textron, Inc.	$92,417,993
1,226,676	Triumph Group, Inc.	88,283,872

		180,701,865

Auto Components – 1.7%
1,800,298	Delphi Automotive PLC	99,052,396
831,778	TRW Automotive Holdings Corp.*	57,450,906

		156,503,302

Beverages* – 1.7%
1,518,129	Constellation Brands, Inc. Class A	82,358,498
1,240,964	Monster Beverage Corp.	71,218,924

		153,577,422

Building Products* – 0.5%
1,226,514	Owens Corning, Inc.	45,920,684

Capital Markets – 3.2%
4,161,170	Invesco Ltd.	126,333,121
1,925,549	Northern Trust Corp.	105,654,874
1,569,120	Raymond James Financial, Inc.	65,636,289

		297,624,284

Chemicals – 1.8%
654,029	Ashland, Inc.	57,037,869
2,304,250	Celanese Corp. Series A	113,461,270

		170,499,139

Commercial Banks – 5.0%
1,978,491	CIT Group, Inc.*	94,710,364
1,606,147	First Republic Bank	71,120,189
1,612,324	M&T Bank Corp.	182,740,802
591,786	Signature Bank*	51,911,468
2,376,015	Zions Bancorp.	66,457,140

		466,939,963

Commercial Services & Supplies – 1.6%
2,150,286	Tyco International Ltd.	71,045,449
1,776,811	Waste Connections, Inc.	75,265,714

		146,311,163

Communications Equipment* – 2.0%
6,399,970	Juniper Networks, Inc.	120,959,433
6,327,914	Polycom, Inc.	62,836,186

		183,795,619

Computers & Peripherals – 1.1%
2,499,223	NetApp, Inc.	103,817,723

Construction & Engineering* – 0.8%
1,321,207	Jacobs Engineering Group, Inc.	76,999,944

Consumer Finance – 1.5%
5,624,423	SLM Corp.	134,929,908

Common Stocks – (continued)
Containers & Packaging – 0.9%
816,419	Packaging Corp. of America	$43,302,864
1,546,779	Sealed Air Corp.	43,928,523

		87,231,387

Diversified Financial Services – 2.3%
4,105,266	ING US, Inc.	118,231,661
3,156,201	The NASDAQ OMX Group, Inc.	94,244,162

		212,475,823

Electric Utilities – 4.1%
2,268,016	Edison International	104,079,254
180,626	Northeast Utilities	7,400,247
1,965,998	OGE Energy Corp.	69,222,790
3,352,390	PPL Corp.	102,918,373
3,587,572	Xcel Energy, Inc.	100,165,010

		383,785,674

Electrical Equipment – 0.4%
411,371	Hubbell, Inc. Class B	41,696,565

Energy Equipment & Services* – 1.7%
1,243,025	Cameron International Corp.	70,591,390
622,329	Frank’s International NV	17,244,737
774,569	Oil States International, Inc.	69,107,046

		156,943,173

Food & Staples Retailing – 0.2%
596,092	Safeway, Inc.	15,438,783

Food Products – 2.1%
1,278,927	Ingredion, Inc.	80,495,665
509,860	The Hain Celestial Group, Inc.*	41,696,351
2,420,176	Tyson Foods, Inc. Class A	70,064,095

		192,256,111

Health Care Equipment & Supplies – 2.3%
568,813	C.R. Bard, Inc.	65,339,549
2,881,343	CareFusion Corp.*	103,296,147
2,136,321	Hologic, Inc.*	45,589,090

		214,224,786

Health Care Providers & Services – 5.7%
2,004,374	Aetna, Inc.	127,057,268
3,158,125	Cardinal Health, Inc.	158,790,525
1,016,926	Envision Healthcare Holdings, Inc.*	26,684,138
1,582,778	Humana, Inc.	145,742,199
1,887,962	Tenet Healthcare Corp.*	73,724,916

		531,999,046

Hotels, Restaurants & Leisure – 2.2%
5,686,038	MGM Resorts International*	100,586,012
1,640,214	Starwood Hotels & Resorts Worldwide, Inc.	104,875,283

		205,461,295

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 2.3%
1,438,948	Lennar Corp. Class A	$45,772,936
2,837,086	Toll Brothers, Inc.*	86,843,202
652,381	Whirlpool Corp.	83,928,816

		216,544,954

Independent Power Producers & Energy Traders* – 0.9%
4,256,383	Calpine Corp.	82,275,883

Industrial Conglomerates – 1.1%
1,482,927	Carlisle Cos., Inc.	98,762,938

Insurance – 9.3%
876,920	Everest Re Group Ltd.	120,094,194
7,032,638	Genworth Financial, Inc. Class A*	82,985,129
2,787,542	Lincoln National Corp.	117,188,266
109,093	Markel Corp.*	55,713,795
3,893,053	Principal Financial Group, Inc.	159,303,729
2,738,772	The Hartford Financial Services Group, Inc.	81,067,651
1,690,095	W.R. Berkley Corp.	69,496,706
2,193,689	Willis Group Holdings PLC	90,555,482
2,891,234	XL Group PLC	85,464,877

		861,869,829

Internet & Catalog Retail – 2.0%
1,087,213	Expedia, Inc.	50,838,080
6,019,647	Liberty Interactive Corp. Class A*	135,923,629

		186,761,709

Internet Software & Services* – 0.6%
1,213,897	Akamai Technologies, Inc.	55,814,984

IT Services – 2.2%
1,278,186	Computer Sciences Corp.	64,101,028
2,049,991	Fidelity National Information Services, Inc.	91,142,600
911,333	Teradata Corp.*	53,367,660

		208,611,288

Life Sciences Tools & Services – 1.0%
1,929,346	Agilent Technologies, Inc.	89,984,698

Machinery – 4.4%
1,187,391	Flowserve Corp.	66,244,544
1,156,827	Parker Hannifin Corp.	115,624,859
1,469,927	Stanley Black & Decker, Inc.	125,325,976
1,815,638	Timken Co.	101,784,666

		408,980,045

Media – 1.9%
825,194	Liberty Media Corp. Class A*	112,622,477
825,724	Scripps Networks Interactive Class A	60,715,486

		173,337,963

Common Stocks – (continued)
Metals & Mining – 1.9%
1,406,461	Carpenter Technology Corp.	$75,625,408
1,449,977	Reliance Steel & Aluminum Co.	96,698,966

		172,324,374

Multi-Utilities – 2.9%
2,839,643	NiSource, Inc.	83,087,954
1,499,065	SCANA Corp.	72,135,008
1,346,396	Sempra Energy	113,662,750

		268,885,712

Multiline Retail – 0.4%
915,403	Macy’s, Inc.	40,671,355

Oil, Gas & Consumable Fuels – 8.0%
7,166,705	Chesapeake Energy Corp.	184,972,656
1,422,252	Cimarex Energy Co.	119,198,940
835,964	Concho Resources, Inc.*	80,678,886
850,143	Pioneer Natural Resources Co.	148,749,521
918,281	Range Resources Corp.	68,852,709
2,657,890	Southwestern Energy Co.*	101,531,398
881,418	Tesoro Corp.	40,624,556

		744,608,666

Paper & Forest Products – 0.7%
1,342,558	International Paper Co.	63,382,163

Pharmaceuticals* – 0.9%
2,260,950	Mylan, Inc.	79,901,973

Real Estate Investment Trusts – 7.6%
1,282,053	Alexandria Real Estate Equities, Inc.	79,064,209
1,187,288	AvalonBay Communities, Inc.	147,104,983
800,301	Camden Property Trust	49,450,599
3,534,234	DDR Corp.	54,851,312
1,444,453	Digital Realty Trust, Inc.	80,311,587
6,650,332	MFA Financial, Inc.	47,882,390
2,441,031	Starwood Property Trust, Inc.	60,854,903
2,077,731	Tanger Factory Outlet Centers, Inc.	64,098,001
838,774	Taubman Centers, Inc.	56,541,755
6,377,000	Two Harbors Investment Corp.	60,645,270

		700,805,009

Semiconductors & Semiconductor Equipment – 4.8%
4,609,170	Altera Corp.	162,104,509
1,462,070	KLA-Tencor Corp.	80,633,161
2,142,875	Lam Research Corp.*	100,007,976
1,659,475	Maxim Integrated Products, Inc.	46,208,081
3,740,518	NVIDIA Corp.	55,172,641

		444,126,368

Software* – 1.4%
665,197	Citrix Systems, Inc.	47,075,992
3,069,246	PTC, Inc.	80,015,243

		127,091,235

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.8%
557,449	PVH Corp.	$71,771,559

TOTAL COMMON STOCKS
(Cost $7,970,877,481)		$9,255,646,364

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$63,900,000	0.047%	09/03/13	$63,900,000
(Cost $63,900,000)

TOTAL INVESTMENTS – 100.5%
(Cost $8,034,777,481)			$9,319,546,364

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(50,930,119)

NET ASSETS – 100.0%			$9,268,616,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on page 47.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 96.2%
Aerospace & Defense – 2.4%
399,771	Cubic Corp.	$20,072,502
412,591	Esterline Technologies Corp.*	31,476,568
552,999	Moog, Inc. Class A*	28,092,349
280,561	Teledyne Technologies, Inc.*	21,650,892
51,773	Triumph Group, Inc.	3,726,103

		105,018,414

Air Freight & Logistics – 0.5%
579,591	Forward Air Corp.	21,346,337

Auto Components – 1.6%
1,591,406	American Axle & Manufacturing Holdings, Inc.*	30,602,737
844,880	Dana Holding Corp.	17,708,685
474,208	Tenneco, Inc.*	21,875,215

		70,186,637

Biotechnology* – 1.9%
527,315	Acorda Therapeutics, Inc.	17,817,974
1,363,918	Exact Sciences Corp.	15,780,531
872,935	Infinity Pharmaceuticals, Inc.	16,158,027
1,328,198	Myriad Genetics, Inc.	34,758,942

		84,515,474

Capital Markets – 3.0%
190,611	Cohen & Steers, Inc.	5,947,063
1,488,053	E*TRADE Financial Corp.*	20,892,264
394,472	Golub Capital BDC, Inc.	6,816,476
207,406	Manning & Napier, Inc.	3,106,942
507,201	New Mountain Finance Corp.	7,445,711
625,040	PennantPark Investment Corp.	6,931,693
147,715	Piper Jaffray Cos., Inc.*	4,802,215
411,758	Solar Capital Ltd.	9,038,088
228,676	Solar Senior Capital Ltd.	4,065,859
833,042	Stifel Financial Corp.*	33,338,341
36,089	Virtus Investment Partners, Inc.*	6,290,313
444,371	Walter Investment Management Corp.*	16,303,972
564,169	WisdomTree Investments, Inc.*	6,318,693

		131,297,630

Chemicals – 3.6%
570,470	H.B. Fuller Co.	21,272,826
111,673	Koppers Holdings, Inc.	4,329,562
839,436	Methanex Corp.	39,025,380
1,890,131	PolyOne Corp.	51,071,340
161,453	Quaker Chemical Corp.	10,714,021
220,182	W.R. Grace & Co.*	17,691,624
146,903	Westlake Chemical Corp.	14,863,645

		158,968,398

Commercial Banks – 14.0%
1,374,881	BancorpSouth, Inc.	26,645,194
864,329	Bank of the Ozarks, Inc.	39,223,250
407,915	Banner Corp.	13,975,168

Common Stocks – (continued)
Commercial Banks – (continued)
1,551,600	Boston Private Financial Holdings, Inc.	$15,857,352
338,805	Bridge Capital Holdings*	5,434,432
694,004	CoBiz, Inc.	6,218,276
624,580	Community Bank System, Inc.	20,761,039
410,543	First Financial Bankshares, Inc.	23,606,223
338,807	First Financial Holdings, Inc.	18,237,981
983,783	First Midwest Bancorp, Inc.	14,786,258
682,498	Flushing Financial Corp.	12,216,714
1,118,120	Glacier Bancorp, Inc.	26,387,632
322,420	Heritage Financial Corp.	4,874,990
757,199	Home Bancshares, Inc.	19,247,999
387,165	Independent Bank Corp.	13,748,229
193,336	Independent Bank Group, Inc.	6,623,691
250,758	Lakeland Financial Corp.	7,798,574
977,433	MB Financial, Inc.	26,380,917
533,185	PacWest Bancorp	17,728,401
707,628	Pinnacle Financial Partners, Inc.*	19,778,203
1,353,815	PrivateBancorp, Inc.	29,540,243
715,373	Prosperity Bancshares, Inc.	42,779,305
334,074	Sandy Spring Bancorp, Inc.	7,466,554
152,369	Sierra Bancorp	2,197,161
496,829	Signature Bank*	43,581,840
258,176	Southcoast Financial Corp.*	1,430,295
862,998	Sterling Financial Corp.	20,884,552
148,441	Summit State Bank	1,350,813
767,957	Texas Capital Bancshares, Inc.*	33,851,545
163,201	The First of Long Island Corp.	6,010,693
335,122	TriCo Bancshares	6,870,001
650,173	UMB Financial Corp.	38,834,833
964,899	ViewPoint Financial Group, Inc.	19,191,841
988,303	Webster Financial Corp.	26,150,497

		619,670,696

Commercial Services & Supplies – 1.9%
530,081	G&K Services, Inc. Class A	27,267,367
621,070	Mobile Mini, Inc.*	18,868,107
317,018	Waste Connections, Inc.	13,428,882
1,103,755	West Corp.	24,139,122

		83,703,478

Communications Equipment – 0.7%
642,614	ADTRAN, Inc.	15,499,850
683,823	Digi International, Inc.*	6,352,715
599,695	RADWARE Ltd.*	8,551,651

		30,404,216

Computers & Peripherals* – 0.5%
691,972	Electronics for Imaging, Inc.	20,260,940

Construction & Engineering – 1.2%
1,489,710	Comfort Systems USA, Inc.	22,494,621
170,157	Michael Baker Corp.	6,881,149
598,150	MYR Group, Inc.*	13,111,448
423,240	Primoris Services Corp.	9,514,435

		52,001,653

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance* – 0.3%
253,089	First Cash Financial Services, Inc.	$13,988,229

Containers & Packaging* – 0.3%
1,663,295	Graphic Packaging Holding Co.	13,821,981

Diversified Financial Services – 0.4%
382,262	MarketAxess Holdings, Inc.	19,403,619

Diversified Telecommunication Services* – 0.5%
2,285,090	Premiere Global Services, Inc.	22,119,671

Electric Utilities – 3.7%
320,813	ALLETE, Inc.	15,142,374
925,654	Cleco Corp.	41,802,535
1,350,070	El Paso Electric Co.	46,442,408
863,283	IDACORP, Inc.	41,325,357
450,165	UNS Energy Corp.	20,586,045

		165,298,719

Electrical Equipment – 1.0%
184,445	Powell Industries, Inc.*	9,725,785
345,470	Regal-Beloit Corp.	22,006,439
690,352	Thermon Group Holdings, Inc.*	14,290,286

		46,022,510

Electronic Equipment, Instruments & Components – 2.7%
438,738	Anixter International, Inc.*	36,660,947
492,294	Belden, Inc.	27,922,916
240,742	Coherent, Inc.	13,512,848
632,238	CTS Corp.	8,800,753
179,983	Littelfuse, Inc.	13,277,346
1,433,175	Newport Corp.*	21,984,905

		122,159,715

Energy Equipment & Services – 3.0%
345,436	Dril-Quip, Inc.*	35,237,926
1,162,006	Forum Energy Technologies, Inc.*	30,409,697
485,688	Gulfmark Offshore, Inc. Class A	22,331,934
2,413,708	Newpark Resources, Inc.*	26,864,570
1,543,117	TETRA Technologies, Inc.*	18,131,625

		132,975,752

Food & Staples Retailing* – 0.5%
469,767	Susser Holdings Corp.	22,412,584

Food Products* – 0.7%
369,705	The Hain Celestial Group, Inc.	30,234,475

Gas Utilities – 1.4%
1,308,136	Southwest Gas Corp.	61,194,602

Health Care Equipment & Supplies – 0.2%
111,174	Teleflex, Inc.	8,569,292

Health Care Providers & Services – 0.9%
382,512	Air Methods Corp.	15,652,391
736,170	HealthSouth Corp.*	23,159,908

		38,812,299

Common Stocks – (continued)
Health Care Technology* – 0.4%
1,146,703	Allscripts Healthcare Solutions, Inc.	$16,673,062

Hotels, Restaurants & Leisure – 1.8%
472,266	Bloomin’ Brands, Inc.*	10,625,985
739,296	Diamond Resorts International, Inc.*	12,006,167
445,005	Marriott Vacations Worldwide Corp.*	19,402,218
468,681	Pinnacle Entertainment, Inc.*	11,098,366
296,181	Six Flags Entertainment Corp.	9,776,935
245,266	Vail Resorts, Inc.	16,678,088

		79,587,759

Household Durables* – 1.2%
559,677	Meritage Homes Corp.	22,342,306
2,553,457	Standard Pacific Corp.	18,231,683
587,178	William Lyon Homes Class A	12,101,738

		52,675,727

Household Products – 0.8%
627,357	Spectrum Brands Holdings, Inc.	37,980,193

Industrial Conglomerates – 0.9%
573,510	Carlisle Cos., Inc.	38,195,766

Insurance – 4.0%
2,637,802	American Equity Investment Life Holding Co.	52,254,858
490,337	Aspen Insurance Holdings Ltd.	17,441,287
949,600	CNO Financial Group, Inc.	12,905,064
86,280	Enstar Group Ltd.*	11,627,956
1,309,902	Maiden Holdings Ltd.	17,133,518
21,365	Markel Corp.*	10,911,105
1,939,857	Meadowbrook Insurance Group, Inc.	11,600,345
678,322	ProAssurance Corp.	31,976,099
137,876	RLI Corp.	10,766,737

		176,616,969

IT Services – 0.5%
1,284,642	Convergys Corp.	22,648,239

Leisure Equipment & Products – 0.7%
323,129	Arctic Cat, Inc.	17,345,565
446,440	Brunswick Corp.	16,232,558

		33,578,123

Life Sciences Tools & Services – 1.2%
397,645	ICON PLC*	14,529,948
1,114,452	PerkinElmer, Inc.	40,086,839

		54,616,787

Machinery – 3.4%
817,869	Actuant Corp. Class A	29,214,281
870,239	Barnes Group, Inc.	27,212,374
337,665	CIRCOR International, Inc.	19,412,361
295,366	Crane Co.	16,956,962
1,576,484	Edwards Group Ltd. ADR*	15,433,778
234,045	Graco, Inc.	16,263,787

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
310,250	RBC Bearings, Inc.*	$18,531,233
389,391	Twin Disc, Inc.	10,276,028

		153,300,804

Media – 0.3%
497,899	Sinclair Broadcast Group, Inc. Class A	11,909,744

Metals & Mining – 2.0%
280,652	Carpenter Technology Corp.	15,090,658
605,805	Coeur Mining, Inc.*	8,747,824
893,141	Commercial Metals Co.	13,289,938
452,983	Globe Specialty Metals, Inc.	5,820,832
580,421	Kaiser Aluminum Corp.	40,118,699
204,650	Olympic Steel, Inc.	5,316,807

		88,384,758

Multi-Utilities – 0.4%
183,748	Black Hills Corp.	8,823,579
266,511	NorthWestern Corp.	10,705,747

		19,529,326

Oil, Gas & Consumable Fuels* – 4.1%
1,275,093	Approach Resources, Inc.	29,709,667
1,141,863	Diamondback Energy, Inc.	45,948,567
1,848,540	Laredo Petroleum Holdings, Inc.	48,542,660
2,743,505	Rex Energy Corp.(a)	57,064,904

		181,265,798

Paper & Forest Products – 0.7%
731,034	KapStone Paper and Packaging Corp.	30,703,428

Personal Products* – 0.6%
824,094	Prestige Brands Holdings, Inc.	26,758,332

Pharmaceuticals* – 0.3%
304,886	Mallinckrodt PLC	13,308,274

Professional Services* – 0.3%
517,738	TrueBlue, Inc.	12,591,388

Real Estate Investment Trusts – 11.2%
795,913	Acadia Realty Trust	18,568,650
380,206	American Campus Communities, Inc.	12,664,662
1,648,762	Apollo Commercial Real Estate Finance, Inc.	24,764,405
1,203,243	Blackstone Mortgage Trust, Inc. Class A	30,803,021
955,326	CBL & Associates Properties, Inc.	18,342,259
530,187	Coresite Realty Corp.	16,133,590
1,807,670	CubeSmart	30,097,706
2,570,309	CYS Investments, Inc.	19,739,973
1,293,381	DuPont Fabros Technology, Inc.	29,476,153
673,059	EPR Properties	32,966,430
1,482,294	Healthcare Trust of America, Inc. Class A	15,267,628

Common Stocks – (continued)
Real Estate Investment Trusts (continued)
520,977	Highwoods Properties, Inc.	$17,598,603
1,151,995	Hudson Pacific Properties, Inc.	22,982,300
988,203	LaSalle Hotel Properties	26,217,026
648,630	LTC Properties, Inc.	22,980,961
3,682,142	MFA Financial, Inc.	26,511,422
348,906	Mid-America Apartment Communities, Inc.	21,513,544
559,895	National Retail Properties, Inc.	17,149,584
815,110	Pebblebrook Hotel Trust	20,866,816
482,518	PS Business Parks, Inc.	35,064,583
2,305,651	Strategic Hotels & Resorts, Inc.*	18,698,830
2,056,664	Two Harbors Investment Corp.	19,558,875

		497,967,021

Real Estate Management & Development – 0.5%
1,267,701	Kennedy-Wilson Holdings, Inc.	23,376,406

Road & Rail – 0.1%
378,184	Celadon Group, Inc.	6,860,258

Semiconductors & Semiconductor Equipment – 3.4%
636,962	Cabot Microelectronics Corp.*	23,007,067
1,940,781	Fairchild Semiconductor International, Inc.*	23,696,936
2,462,575	Intersil Corp. Class A	25,536,903
848,573	Micrel, Inc.	7,806,872
844,727	MKS Instruments, Inc.	21,160,411
2,125,844	PMC-Sierra, Inc.*	13,244,008
870,223	Semtech Corp.*	25,863,028
275,518	Silicon Laboratories, Inc.*	10,659,791

		150,975,016

Software – 2.8%
1,011,659	Mentor Graphics Corp.	22,418,363
627,297	Monotype Imaging Holdings, Inc.	16,152,898
368,007	NetScout Systems, Inc.*	9,141,294
1,252,502	PTC, Inc.*	32,652,727
711,049	SS&C Technologies Holdings, Inc.*	25,164,024
628,840	Verint System, Inc.*	20,846,046

		126,375,352

Specialty Retail – 2.3%
374,026	Asbury Automotive Group, Inc.*	18,375,898
448,417	Chico’s FAS, Inc.	6,995,305
268,100	Francesca’s Holdings Corp.*	6,466,572
527,501	GNC Acquisition Holdings, Inc. Class A	26,833,976
229,231	Monro Muffler Brake, Inc.	10,148,056
1,354,621	OfficeMax, Inc.	14,724,730
469,228	Shoe Carnival, Inc.	11,913,699
206,126	Vitamin Shoppe, Inc.*	8,682,027

		104,140,263

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.8%
360,606	Carter’s, Inc.	$26,555,026
218,670	Hanesbrands, Inc.	13,006,492
430,522	Movado Group, Inc.	18,344,542
379,656	Steven Madden Ltd.*	20,501,424

		78,407,484

Thrifts & Mortgage Finance – 2.1%
747,996	Brookline Bancorp, Inc.	6,769,364
507,564	Dime Community Bancshares	8,080,419
737,786	Home Loan Servicing Solutions Ltd.	16,821,521
639,887	Oritani Financial Corp.	9,924,647
881,385	Provident Financial Services, Inc.	14,260,809
2,080,858	Radian Group, Inc.	28,195,626
130,891	WSFS Financial Corp.	7,801,104

		91,853,490

Trading Companies & Distributors – 1.5%
574,816	Applied Industrial Technologies, Inc.	27,372,738
748,420	Kaman Corp.	26,344,384
123,550	Watsco, Inc.	11,094,790

		64,811,912

TOTAL COMMON STOCKS
(Cost $3,385,504,260)		$4,269,479,000

Exchange Traded Fund – 2.0%
1,018,896	iShares Russell 2000 Value ETF (Cost $77,991,124)	$88,572,629

Investment Company – 0.1%
Capital Markets – 0.1%
361,492	THL Credit, Inc. (Cost $5,105,705)	$5,675,424

Units		Description	Expiration Date	Value

Warrant* – 0.0%
112,819		Magnum Hunter Resources Corp.	10/14/13	$3,949
(Cost $—)

Principal Amount			Interest Rate	Maturity Date	Value

	Short-term Investments(b) – 1.7%
	Repurchase Agreement – 1.7%
	Joint Repurchase Agreement Account II
	$75,700,000		0.047%	09/03/13	$75,700,000
	(Cost $75,700,000)

	TOTAL INVESTMENTS – 100.0%
	(Cost $3,544,301,089)				$4,439,431,002

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%				(722,218)

	NET ASSETS – 100.0%				$4,438,708,784

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on page 47.

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

August 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 3, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$3,700,000	$3,700,019	$3,787,829
Large Cap Value	4,000,000	4,000,021	4,094,951
Mid Cap Value	63,900,000	63,900,334	65,416,837
Small Cap Value	75,700,000	75,700,395	77,496,942

REPURCHASE AGREEMENTS — At August 31, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
BNP Paribas Securities Co.	0.050%	$1,968,085	$2,127,660	$33,989,363	$40,265,958
Merrill Lynch & Co., Inc	0.050	160,278	173,274	2,768,054	3,279,213
TD Securities (USA) LLC	0.040	1,274,300	1,377,621	22,007,500	26,071,483
Wells Fargo Securities LLC	0.060	297,337	321,445	5,135,083	6,083,346
TOTAL		$3,700,000	$4,000,000	$63,900,000	$75,700,000

At August 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.170% to 5.000%	11/28/14 to 08/07/20
Federal Home Loan Mortgage Corp.	2.500 to 4.000	07/01/23 to 08/01/43
Federal National Mortgage Association	2.500 to 4.500	10/01/27 to 05/01/43
Government National Mortgage Association	3.500 to 5.000	08/15/41 to 08/15/42
U.S. Treasury Note	2.125	12/31/15

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2013

Growth and Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $386,259,514, $1,256,370,993, $8,034,777,481 and $3,507,273,660)	$440,722,831
Investments of affiliated issuers, at value (cost $37,027,429 for the Small Cap Value Fund)	—
Cash	17,117
Receivables:
Dividends and interest	922,222
Fund shares sold	141,537
Reimbursement from investment adviser	70,765
Foreign tax reclaims	37,173
Investments sold	—
Other assets	1,100
Total assets	441,912,745

Liabilities:
Payables:
Fund shares redeemed	1,048,568
Amounts owed to affiliates	456,408
Investments purchased	—
Accrued expenses	212,111
Total liabilities	1,717,087

Net Assets:
Paid-in capital	608,139,134
Undistributed net investment income	861,831
Accumulated net realized gain (loss)	(223,268,624)
Net unrealized gain	54,463,317
NET ASSETS	$440,195,658
Net Assets:
Class A	$379,499,980
Class B	14,140,106
Class C	24,154,144
Institutional	19,278,639
Service	355,785
Class IR	2,157,606
Class R	609,398
Total Net Assets	$440,195,658
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	14,212,106
Class B	550,386
Class C	945,914
Institutional	710,833
Service	13,330
Class IR	80,948
Class R	22,908
Net asset value, offering and redemption price per share:(a)
Class A	$26.70
Class B	25.69
Class C	25.54
Institutional	27.12
Service	26.69
Class IR	26.65
Class R	26.60

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $28.25, $15.94, $48.76 and $53.37, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund

$1,467,721,376	$9,319,546,364	$4,382,366,098
—	—	57,064,904
21,172	89,288	24,735

2,999,293	9,450,744	2,712,913
1,204,874	10,130,814	7,124,408
—	—	167,532
49,993	—	—
9,041,850	27,331,980	30,521,284
682	28,954	12,952
1,481,039,240	9,366,578,144	4,479,994,826

5,469,953	10,165,044	2,901,400
1,135,263	7,176,864	4,214,999
—	79,677,522	33,659,929
234,901	942,469	509,714
6,840,117	97,961,899	41,286,042

1,499,580,369	6,810,104,340	3,223,049,792
6,005,479	24,198,318	6,972,117
(242,737,108)	1,149,544,704	313,556,962
211,350,383	1,284,768,883	895,129,913
$1,474,199,123	$9,268,616,245	$4,438,708,784

$229,780,958	$3,297,184,901	$1,141,423,717
6,805,580	11,845,797	3,122,352
37,763,327	174,874,868	64,751,135
1,048,488,613	5,328,683,788	2,891,932,361
2,985,495	334,583,145	162,695,714
141,672,836	97,242,537	73,723,205
6,702,314	24,201,209	101,060,300
$1,474,199,123	$9,268,616,245	$4,438,708,784

15,260,955	71,545,819	22,631,593
463,654	267,916	72,778
2,594,160	3,993,846	1,518,383
68,977,839	114,549,557	54,338,585
199,190	7,339,194	3,295,922
9,484,001	2,127,862	1,467,037
452,888	531,468	2,029,197

$15.06	$46.08	$50.43
14.68	44.21	42.90
14.56	43.79	42.64
15.20	46.52	53.22
14.99	45.59	49.36
14.94	45.70	50.25
14.80	45.54	49.80

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2013

Growth and Income Fund
Investment income:
Dividends (net of foreign withholding taxes of $16,509, $102,063, $0 and $39,402)	$10,516,000
Interest	7,380
Total investment income	10,523,380

Expenses:
Management fees	3,068,328
Distribution and Service fees(a)	1,341,935
Transfer Agent fees(a)	806,593
Printing and mailing costs	141,539
Registration fees	99,935
Professional fees	95,943
Custody, accounting and administrative services	87,428
Trustee fees	17,530
Service Share fees — Shareholder Administration Plan	1,301
Service Share fees — Service Plan	1,301
Other	16,156
Total expenses	5,677,989
Less — expense reductions	(222,024)
Net expenses	5,455,965
NET INVESTMENT INCOME	5,067,415

Realized and unrealized gain:
Net realized gain from:
Investments (including commission recapture of $69,446, $309,526, $1,107,571 and $0)	68,312,913
Net change in unrealized gain on:
Investments — unaffiliated issuers	22,525,912
Investments — affiliated issuers	—
Net realized and unrealized gain	90,838,825
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,906,240

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$950,869	$165,037	$222,418	$3,611	$722,660	$31,357	$42,260	$6,789	$208	$1,947	$1,372
Large Cap Value	800,434	77,333	359,585	30,377	608,330	14,693	68,321	387,927	1,232	234,751	11,544
Mid Cap Value	8,145,849	218,471	1,666,524	91,691	6,190,845	41,510	316,640	1,853,882	120,034	157,416	34,842
Small Cap Value	2,418,201	34,599	617,909	340,064	1,837,832	6,574	117,403	959,453	53,983	88,572	129,225

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund

$29,888,023	$144,819,229	$77,580,603
18,922	184,255	125,829
29,906,945	145,003,484	77,706,432

10,671,470	57,979,126	35,126,762
1,267,729	10,122,535	3,410,773
1,326,798	8,715,169	3,193,042
119,993	706,712	368,904
134,854	202,757	160,266
85,232	104,616	90,507
132,237	413,431	246,173
20,113	37,634	25,570
7,702	750,209	337,396
7,702	750,209	337,396
40,213	160,578	90,053
13,814,043	79,942,976	43,386,842
(644)	(540)	(1,440,212)
13,813,399	79,942,436	41,946,630
16,093,546	65,061,048	35,759,802

279,916,736	1,430,150,399	373,284,234

37,742,107	329,795,847	378,077,501
—	—	20,037,475
317,658,843	1,759,946,246	771,399,210
$333,752,389	$1,825,007,294	$807,159,012

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income	$5,067,415	$7,659,984
Net realized gain	68,312,913	8,456,400
Net change in unrealized gain	22,525,912	48,225,916
Net increase in net assets resulting from operations	95,906,240	64,342,300

Distributions to shareholders:
From net investment income
Class A Shares	(4,579,100)	(5,857,460)
Class B Shares	(115,836)	(173,005)
Class C Shares	(149,392)	(154,724)
Institutional Shares	(251,644)	(345,348)
Service Shares	(5,692)	(8,353)
Class IR Shares	(13,476)	(12,058)
Class R Shares	(7,971)	(7,160)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(5,123,111)	(6,558,108)

From share transactions:
Proceeds from sales of shares	33,157,534	23,344,241
Proceeds received in connection with in-kind transactions	—	—
Reinvestment of distributions	4,987,103	6,385,178
Cost of shares redeemed	(122,791,861)	(254,299,220)
Net increase (decrease) in net assets resulting from share transactions	(84,647,224)	(224,569,801)
TOTAL INCREASE (DECREASE)	6,135,905	(166,785,609)

Net assets:
Beginning of year	434,059,753	600,845,362
End of year	$440,195,658	$434,059,753
Undistributed net investment income	$861,831	$928,756

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$16,093,546	$28,718,695	$65,061,048	$81,928,460	$35,759,802	$25,532,554
279,916,736	54,138,352	1,430,150,399	143,497,268	373,284,234	129,015,121
37,742,107	168,957,005	329,795,847	675,138,478	398,114,976	292,849,802
333,752,389	251,814,052	1,825,007,294	900,564,206	807,159,012	447,397,477

(4,249,526)	(5,892,943)	(27,315,684)	(15,458,917)	(9,074,191)	(1,625,934)
(28,592)	(23,482)	—	—	(7,694)	—
(146,312)	(94,147)	(231,058)	—	(347,142)	—
(13,701,820)	(22,919,405)	(51,149,774)	(34,773,711)	(29,648,112)	(9,560,273)
(27,510)	(72,710)	(2,062,564)	(1,123,227)	(1,352,600)	(33,075)
(1,568,373)	(1,450,900)	(795,012)	(420,583)	(410,127)	(77,291)
(50,353)	(57,649)	(114,948)	(33,437)	(453,112)	(37,590)

—	—	—	—	(43,582,618)	(14,836,434)
—	—	—	—	(219,902)	(167,580)
—	—	—	—	(3,526,097)	(1,175,006)
—	—	—	—	(101,314,401)	(27,687,278)
—	—	—	—	(6,454,974)	(1,362,780)
—	—	—	—	(1,509,568)	(270,226)
—	—	—	—	(2,499,193)	(551,209)
(19,772,486)	(30,511,236)	(81,669,040)	(51,809,875)	(200,399,731)	(57,384,676)

359,576,176	364,695,633	2,395,866,486	1,606,054,000	1,695,550,210	931,251,116
—	9,725,593	—	—	—	—
18,297,679	26,223,781	74,417,355	44,786,515	193,341,319	53,841,246
(692,573,547)	(1,281,130,727)	(2,548,671,160)	(2,334,727,202)	(1,088,769,758)	(921,063,280)
(314,699,692)	(880,485,720)	(78,387,319)	(683,886,687)	800,121,771	64,029,082
(719,789)	(659,182,904)	1,664,950,935	164,867,644	1,406,881,052	454,041,883

1,474,918,912	2,134,101,816	7,603,665,310	7,438,797,666	3,031,827,732	2,577,785,849
$1,474,199,123	$1,474,918,912	$9,268,616,245	$7,603,665,310	$4,438,708,784	$3,031,827,732
$6,005,479	$9,686,941	$24,198,318	$42,935,572	$6,972,117	$16,517,179

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$21.68	$0.29		$5.02	$5.31	$(0.29)	$—	$(0.29)
2013 - B	20.90	0.11		4.83	4.94	(0.15)	—	(0.15)
2013 - C	20.78	0.11		4.80	4.91	(0.15)	—	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)	—	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)	—	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)	—	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)	—	(0.23)
2012 - A	19.04	0.32	(d)	2.58	2.90	(0.26)	—	(0.26)
2012 - B	18.38	0.17	(d)	2.48	2.65	(0.13)	—	(0.13)
2012 - C	18.28	0.16	(d)	2.48	2.64	(0.14)	—	(0.14)
2012 - Institutional	19.33	0.41	(d)	2.61	3.02	(0.34)	—	(0.34)
2012 - Service	19.04	0.30	(d)	2.56	2.86	(0.24)	—	(0.24)
2012 - IR	19.02	0.36	(d)	2.58	2.94	(0.32)	—	(0.32)
2012 - R	18.99	0.26	(d)	2.57	2.83	(0.22)	—	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)	—	(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)	—	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)	—	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)	—	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)	—	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)	—	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)	—	(0.17)
2010 - A	17.65	0.22	(e)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(e)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(e)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(e)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(e)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(e)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(e)	0.21	0.37	(0.18)	—	(0.18)
2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.21% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$26.70	24.68%	$379,500	1.19%	1.24%	1.21%		83%
25.69	23.75	14,140	1.94	1.99	0.46		83
25.54	23.77	24,154	1.94	1.99	0.46		83
27.12	25.20	19,279	0.79	0.84	1.60		83
26.69	24.62	356	1.29	1.34	1.09		83
26.65	24.98	2,158	0.94	1.01	1.54		83
26.60	24.41	609	1.44	1.49	0.94		83
21.68	15.36	374,273	1.19	1.22	1.63	(d)	115
20.90	14.49	19,213	1.94	1.97	0.90	(d)	115
20.78	14.49	20,726	1.94	1.97	0.85	(d)	115
22.01	15.81	18,001	0.79	0.82	2.06	(d)	115
21.66	15.16	566	1.29	1.32	1.50	(d)	115
21.64	15.61	480	0.94	0.97	1.78	(d)	115
21.60	14.99	801	1.44	1.47	1.31	(d)	115
19.04	7.82	505,502	1.19	1.21	1.02		60
18.38	7.04	27,327	1.94	1.96	0.28		60
18.28	7.06	21,860	1.94	1.96	0.27		60
19.33	8.20	44,224	0.79	0.81	1.48		60
19.04	7.77	646	1.29	1.31	0.95		60
19.02	8.16	696	0.94	0.96	1.77		60
18.99	7.65	591	1.44	1.46	0.75		60
17.84	2.30	625,385	1.17	1.18	1.15	(e)	93
17.25	1.55	38,763	1.92	1.93	0.41	(e)	93
17.16	1.52	24,908	1.92	1.93	0.40	(e)	93
18.12	2.74	468,009	0.77	0.78	1.54	(e)	93
17.83	2.21	1,625	1.27	1.28	1.06	(e)	93
17.82	2.55	65	0.92	0.93	1.37	(e)	93
17.79	2.04	498	1.42	1.43	0.87	(e)	93
17.65	(21.36)	791,636	1.18	1.21	1.97		78
17.06	(22.00)	53,176	1.93	1.96	1.23		78
16.98	(21.95)	29,421	1.93	1.96	1.22		78
17.91	(21.09)	347,526	0.78	0.81	2.29		78
17.63	(21.48)	2,709	1.28	1.31	1.85		78
17.63	(21.17)	7	0.93	0.96	2.20		78
17.60	(21.58)	297	1.43	1.46	1.33		78

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$12.13	$0.12		$2.95	$3.07	$(0.14)
2013 - B	11.83	0.01		2.88	2.89	(0.04)
2013 - C	11.74	0.01		2.86	2.87	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)
2012 - A	10.70	0.15	(d)	1.41	1.56	(0.13)
2012 - B	10.41	0.06	(d)	1.39	1.45	(0.03)
2012 - C	10.33	0.06	(d)	1.38	1.44	(0.03)
2012 - Institutional	10.82	0.20	(d)	1.42	1.62	(0.18)
2012 - Service	10.64	0.14	(d)	1.40	1.54	(0.12)
2012 - IR	10.64	0.17	(d)	1.41	1.58	(0.17)
2012 - R	10.54	0.11	(d)	1.40	1.51	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—
2011 - C	9.57	(0.01)		0.77	0.76	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)
2010 - A	9.81	0.07	(e)	0.12	0.19	(0.10)
2010 - B	9.56	(0.01	)(e)	0.11	0.10	(0.02)
2010 - C	9.49	(0.01	)(e)	0.12	0.11	(0.03)
2010 - Institutional	9.92	0.11	(e)	0.11	0.22	(0.13)
2010 - Service	9.76	0.06	(e)	0.12	0.18	(0.09)
2010 - IR	9.76	0.10	(e)	0.11	0.21	(0.12)
2010 - R	9.72	0.03	(e)	0.14	0.17	(0.12)
2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.06	25.56%	$229,781	1.20%	1.20%	0.89%		98%
14.68	24.54	6,806	1.95	1.95	0.10		98
14.56	24.56	37,763	1.95	1.95	0.08		98
15.20	25.95	1,048,489	0.80	0.80	1.22		98
14.99	25.39	2,985	1.30	1.30	0.74		98
14.94	25.82	141,673	0.95	0.95	1.07		98
14.80	25.22	6,702	1.45	1.45	0.58		98
12.13	14.69	418,274	1.19	1.19	1.31	(d)	123
11.83	13.87	8,320	1.94	1.94	0.56	(d)	123
11.74	13.89	34,854	1.94	1.94	0.55	(d)	123
12.26	15.19	900,661	0.79	0.79	1.75	(d)	123
12.06	14.63	3,424	1.29	1.29	1.23	(d)	123
12.05	14.99	103,975	0.94	0.94	1.52	(d)	123
11.93	14.38	5,411	1.44	1.44	1.02	(d)	123
10.70	8.75	555,309	1.17	1.17	0.63		76
10.41	7.99	11,360	1.92	1.92	(0.11)		76
10.33	7.94	43,479	1.92	1.92	(0.11)		76
10.82	9.18	1,418,409	0.77	0.77	1.04		76
10.64	8.56	6,374	1.27	1.27	0.54		76
10.64	8.99	93,853	0.92	0.92	0.89		76
10.54	8.44	5,318	1.42	1.42	0.39		76
9.90	1.87	616,533	1.17	1.17	0.67	(e)	108
9.64	1.02	14,485	1.92	1.92	(0.05	)(e)	108
9.57	1.10	53,186	1.92	1.92	(0.07	)(e)	108
10.01	2.22	1,648,589	0.77	0.77	1.06	(e)	108
9.85	1.83	6,149	1.27	1.27	0.58	(e)	108
9.85	2.12	80,471	0.92	0.92	0.92	(e)	108
9.77	1.71	3,578	1.42	1.42	0.31	(e)	108
9.81	(19.76)	632,096	1.19	1.19	1.08		88
9.56	(20.22)	20,429	1.94	1.94	0.34		88
9.49	(20.32)	60,130	1.94	1.94	0.34		88
9.92	(19.38)	1,636,325	0.79	0.79	1.48		88
9.76	(19.80)	7,974	1.29	1.29	0.97		88
9.76	(19.46)	74,396	0.94	0.94	1.33		88
9.72	(19.94)	185	1.44	1.44	0.98		88

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$37.43	$0.24		$8.75	$8.99	$(0.34)
2013 - B	35.86	(0.03)		8.38	8.35	—
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)
2012 - A	33.41	0.31	(d)	3.88	4.19	(0.17)
2012 - B	32.09	0.04	(d)	3.73	3.77	—
2012 - C	31.83	0.05	(d)	3.69	3.74	—
2012 - Institutional	33.74	0.46	(d)	3.89	4.35	(0.32)
2012 - Service	33.06	0.27	(d)	3.83	4.10	(0.14)
2012 - IR	33.18	0.41	(d)	3.82	4.23	(0.29)
2012 - R	33.14	0.25	(d)	3.81	4.06	(0.16)
2011 - A	29.10	0.17	(e)	4.27	4.44	(0.13)
2011 - B	28.06	(0.09	)(e)	4.12	4.03	—
2011 - C	27.83	(0.09	)(e)	4.09	4.00	—
2011 - Institutional	29.37	0.31	(e)	4.32	4.63	(0.26)
2011 - Service	28.80	0.13	(e)	4.24	4.37	(0.11)
2011 - IR	28.93	0.22	(e)	4.28	4.50	(0.25)
2011 - R	28.96	0.06	(e)	4.27	4.33	(0.15)
2010 - A	26.29	0.16	(f)	2.93	3.09	(0.28)
2010 - B	25.36	(0.05	)(f)	2.83	2.78	(0.08)
2010 - C	25.17	(0.05	)(f)	2.81	2.76	(0.10)
2010 - Institutional	26.52	0.28	(f)	2.95	3.23	(0.38)
2010 - Service	26.02	0.13	(f)	2.91	3.04	(0.26)
2010 - IR	26.16	0.16	(f)	2.99	3.15	(0.38)
2010 - R	26.26	0.02	(f)	3.00	3.02	(0.32)
2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.
(g)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$46.08	24.20%	$3,297,185	1.14%		1.14%		0.58%		103%
44.21	23.29	11,846	1.89		1.89		(0.08)		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(d)	80
35.86	11.71	31,728	1.90		1.90		0.14	(d)	80
35.57	11.72	160,062	1.90		1.90		0.16	(d)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(d)	80
37.02	12.41	268,412	1.25		1.25		0.81	(d)	80
37.12	12.83	70,409	0.90		0.90		1.20	(d)	80
37.04	12.28	13,255	1.40		1.40		0.73	(d)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(e)	77
32.09	14.36	44,088	1.91		1.91		(0.25	)(e)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(e)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(e)	77
33.06	15.16	269,370	1.26		1.26		0.37	(e)	77
33.18	15.51	40,531	0.91		0.91		0.62	(e)	77
33.14	14.94	5,972	1.41		1.41		0.18	(e)	77
29.10	11.84	2,819,867	1.16		1.16		0.54	(f)	104
28.06	10.98	56,681	1.91		1.91		(0.16	)(f)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(f)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(f)	104
28.80	11.74	232,356	1.26		1.26		0.44	(f)	104
28.93	12.10	1,764	0.91		0.91		0.54	(f)	104
28.96	11.56	1,862	1.41		1.41		0.06	(f)	104
26.29	(19.49)	2,630,467	1.19		1.19		1.03		114
25.36	(20.10)	72,920	1.94		1.94		0.30		114
25.17	(20.07)	149,393	1.94		1.94		0.29		114
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114
26.02	(19.60)	200,421	1.29		1.29		0.93		114
26.16	(19.33)	145	0.94		0.94		0.97		114
26.26	14.72	63	1.44	(g)	1.44	(g)	0.28	(g)	114

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED AUGUST 31,
2013 - A	$43.11	$0.35	(d)	$9.73	$10.08	$(0.48)	$(2.28)	$(2.76)
2013 - B	36.96	0.03	(d)	8.27	8.30	(0.08)	(2.28)	(2.36)
2013 - C	36.89	0.01	(d)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(d)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(d)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(d)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(d)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(e)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - B	32.61	(0.02	)(e)	5.04	5.02	—	(0.67)	(0.67)
2012 - C	32.55	(0.03	)(e)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(e)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(e)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(e)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(e)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(f)	6.43	6.53	(0.09)	—	(0.09)
2011 - B	27.19	(0.14	)(f)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(f)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(f)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(f)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(f)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(f)	6.43	6.39	(0.08)	—	(0.08)
2010 - A	28.58	0.09	(g)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(g)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(g)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(g)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(g)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(g)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(g)	2.80	2.79	(0.24)	—	(0.24)
2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.
(f)	Reflects Income recognized from special dividends which amounted to $0.06 per share and 0.16% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.14% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$50.43	24.86%	$1,141,424	1.38%	1.42%	0.75	%(d)	57%
42.90	23.89	3,122	2.13	2.17	0.08	(d)	57
42.64	23.89	64,751	2.13	2.17	0.03	(d)	57
53.22	25.34	2,891,932	0.98	1.02	1.12	(d)	57
49.36	24.70	162,696	1.48	1.52	0.65	(d)	57
50.25	25.16	73,723	1.13	1.17	0.86	(d)	57
49.80	24.51	101,060	1.63	1.67	0.40	(d)	57
43.11	16.43	931,473	1.41	1.44	0.68	(e)	50
36.96	15.59	3,973	2.16	2.19	(0.04	)(e)	50
36.89	15.59	58,926	2.16	2.19	(0.07	)(e)	50
45.36	16.91	1,852,215	1.01	1.04	1.07	(e)	50
42.30	16.33	115,385	1.51	1.54	0.57	(e)	50
43.00	16.74	24,332	1.16	1.19	0.90	(e)	50
42.65	16.17	45,525	1.66	1.69	0.42	(e)	50
37.73	20.85	827,768	1.45	1.46	0.25	(f)	46
32.61	19.93	9,700	2.20	2.21	(0.43	)(f)	46
32.55	19.93	58,293	2.20	2.21	(0.49	)(f)	46
39.65	21.33	1,568,115	1.05	1.06	0.62	(f)	46
37.01	20.74	76,841	1.55	1.56	0.14	(f)	46
37.65	21.12	11,801	1.20	1.21	0.38	(f)	46
37.39	20.56	25,269	1.70	1.71	(0.10	)(f)	46
31.29	10.11	670,228	1.48	1.48	0.28	(g)	56
27.19	9.28	14,521	2.23	2.23	(0.45	)(g)	56
27.14	9.27	52,143	2.23	2.23	(0.47	)(g)	56
32.86	10.53	943,868	1.08	1.08	0.67	(g)	56
30.71	10.05	58,064	1.58	1.58	0.17	(g)	56
31.24	10.39	3,660	1.23	1.23	0.48	(g)	56
31.08	9.83	8,869	1.73	1.73	(0.03	)(g)	56
28.58	(17.20)	586,680	1.50	1.50	0.72		55
24.88	(17.76)	24,984	2.25	2.25	(0.01)		55
24.85	(17.75)	48,935	2.25	2.25	(0.03)		55
29.99	(16.78)	746,624	1.10	1.10	1.10		55
28.05	(17.24)	44,935	1.60	1.60	0.60		55
28.55	(16.95)	266	1.25	1.25	0.57		55
28.53	(17.35)	445	1.75	1.75	(0.02)		55

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
All Funds	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2013:

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$434,519,071	$—	$—
Preferred Stock	—	2,503,760
Short-term Investments	—	3,700,000	—
Total	$434,519,071	$6,203,760	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,463,721,376	$—	$—
Short-term Investments	—	4,000,000	—
Total	$1,463,721,376	$4,000,000	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$9,255,646,364	$—	$—
Short-term Investments	—	63,900,000	—
Total	$9,255,646,364	$63,900,000	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$4,358,051,629	$3,949	$—
Investment Company	5,675,424	—
Short-term Investments	—	75,700,000	—
Total	$4,363,727,053	$75,703,949	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.73	0.73
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.68	0.68
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.95	0.92	#

#	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended August 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Growth and Income	$31,293	$—	$—
Large Cap Value	17,238	—	12
Mid Cap Value	58,386	—	1,512
Small Cap Value	14,317	—	2

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds are 0.054%, 0.064%, 0.104% and 0.004%, respectively. These Other Expense limitations will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Growth and Income	$—	$193	$221,831	$222,024
Large Cap Value	—	644	—	644
Mid Cap Value	—	540	—	540
Small Cap Value	1,206,028	153	234,031	1,440,212

As of August 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Growth and Income	$269,490	$116,332	$70,586	$456,408
Large Cap Value	935,978	92,228	107,057	1,135,263
Mid Cap Value	5,486,146	894,550	796,168	7,176,864
Small Cap Value	3,528,044	351,685	335,270	4,214,999

G.  Line of Credit Facility — As of August 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2013, Goldman Sachs earned $7,080, $5,507, $526,154 and $124,985 in brokerage commissions from portfolio transactions, on behalf of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended August 31, 2013:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Fiscal Year	Shares Bought	Shares Sold	Number of Shares Held End of Fiscal Year	Value at End of Fiscal Year	Dividend Income
Small Cap Value	Rex Energy Corporation	554,722	2,188,783	—	2,743,505	$57,064,904	$—
	Meadowbrook Insurance Group, Inc.(a)	2,695,979	208,185	(964,307)	1,939,857	11,600,345	184,581

(a)	Issuer was no longer affiliated as of August 31, 2013.

As of August 31, 2013, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 8% or more of total outstanding shares of the Large Cap Value Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Growth and Income	$356,983,025	$447,978,029
Large Cap Value	1,415,123,253	1,735,579,370
Mid Cap Value	8,594,501,920	8,555,497,484
Small Cap Value	2,643,399,819	2,030,185,778

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions paid from:
Ordinary income	$5,123,111	$19,772,486	$81,669,040	$49,226,375
Net long-term capital gains	—	—	—	151,173,356
Total taxable distributions	$5,123,111	$19,772,486	$81,669,040	$200,399,731

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distribution paid from:
Ordinary income	$6,558,108	$30,511,236	$51,809,875	$11,334,163
Net long-term capital gains	—	—	—	46,050,513
Total taxable distributions	$6,558,108	$30,511,236	$51,809,875	$57,384,676

As of August 31, 2013 the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Undistributed ordinary income — net	$762,664	$6,005,477	$226,793,381	$83,882,028
Undistributed long-term capital gains	—	—	969,780,002	247,243,822
Total undistributed earnings	$762,664	$6,005,477	$1,196,573,383	$331,125,850
Capital loss carryovers: (1)(2)
Expiring 2018	$(221,393,394)	$(228,366,805)	$—	$—
Total capital loss carryovers	$(221,393,394)	$(228,366,805)	$—	$—
Timing differences (Post October Loss Deferrals)	—	—	—	—
Unrealized gains — net	52,687,254	196,980,082	1,261,938,522	884,533,142
Total accumulated earnings — net	$(167,943,476)	$(25,381,246)	$2,458,511,905	$1,215,658,992

(1)	Expiration occurs on August 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	The Funds utilized $63,744,412, $251,540,048, $98,627,277 and $0, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

6. TAX INFORMATION (continued)

As of August 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Tax Cost	$388,035,577	$1,270,741,294	$8,057,607,842	$3,554,897,860
Gross unrealized gain	60,570,914	228,047,414	1,448,060,357	966,001,222
Gross unrealized loss	(7,883,660)	(31,067,332)	(186,121,835)	(81,468,080)
Net unrealized security gain	$52,687,254	$196,980,082	$1,261,938,522	$884,533,142

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments, real estate investment trusts and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions, the differences in the tax treatment of underlying fund investments, real estate investment trusts and partnership investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth and Income	$—	$11,229	$(11,229)
Large Cap Value	—	2,522	(2,522)
Mid Cap Value	66,262,136	(64,132,874)	(2,129,262)
Small Cap Value	17,735,152	(13,723,266)	(4,011,886)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds has unsettled or open transactions defaults.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	791,958	$19,443,719	937,725	$18,566,942
Reinvestment of distributions	193,594	4,473,120	298,343	5,724,104
Shares converted from Class B(a)	91,558	2,234,700	125,757	2,497,649
Shares redeemed	(4,130,730)	(99,979,513)	(10,638,861)	(209,304,248)
	(3,053,620)	(73,827,974)	(9,277,036)	(182,515,553)
Class B Shares
Shares sold	15,139	354,209	23,181	442,805
Reinvestment of distributions	5,210	113,412	9,213	168,584
Shares converted to Class A(a)	(95,052)	(2,234,700)	(130,299)	(2,497,649)
Shares redeemed	(294,315)	(6,829,828)	(469,311)	(8,943,088)
	(369,018)	(8,596,907)	(567,216)	(10,829,348)
Class C Shares
Shares sold	171,695	4,158,653	114,672	2,203,145
Reinvestment of distributions	6,103	133,115	7,597	138,706
Shares redeemed	(229,464)	(5,379,527)	(320,442)	(6,124,971)
	(51,666)	(1,087,759)	(198,173)	(3,783,120)
Institutional Shares
Shares sold	274,750	6,944,321	75,873	1,490,112
Reinvestment of distributions	10,206	242,836	16,952	331,003
Shares redeemed	(391,951)	(9,155,651)	(1,562,346)	(28,893,757)
	(106,995)	(1,968,494)	(1,469,521)	(27,072,642)
Service Shares
Shares sold	4,290	110,592	5,075	100,320
Reinvestment of distributions	140	3,172	185	3,562
Shares redeemed	(17,240)	(438,798)	(13,031)	(265,615)
	(12,810)	(325,034)	(7,771)	(161,733)
Class IR Shares
Shares sold	77,472	1,956,841	11,070	218,625
Reinvestment of distributions	579	13,476	622	12,059
Shares redeemed	(19,270)	(463,308)	(26,108)	(554,138)
	58,781	1,507,009	(14,416)	(323,454)
Class R Shares
Shares sold	8,083	189,199	16,611	322,292
Reinvestment of distributions	350	7,972	373	7,160
Shares redeemed	(22,586)	(545,236)	(11,048)	(213,403)
	(14,153)	(348,065)	5,936	116,049
NET DECREASE	(3,549,481)	$(84,647,224)	(11,528,197)	$(224,569,801)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,288,434	$44,601,786	5,422,960	$60,185,598
Reinvestment of distributions	335,643	4,155,213	536,440	5,755,999
Shares converted from Class B(a)	35,470	477,987	65,542	734,723
Shares redeemed	(22,871,244)	(308,036,472)	(23,442,209)	(259,981,563)
	(19,211,697)	(258,801,486)	(17,417,267)	(193,305,243)
Class B Shares
Shares sold	9,384	123,836	36,532	399,872
Reinvestment of distributions	2,036	24,685	1,912	20,108
Shares converted to Class A(a)	(36,293)	(477,987)	(67,102)	(734,723)
Shares redeemed	(214,932)	(2,894,679)	(358,983)	(3,860,278)
	(239,805)	(3,224,145)	(387,641)	(4,175,021)
Class C Shares
Shares sold	347,993	4,727,200	248,596	2,646,855
Reinvestment of distributions	9,196	110,597	6,609	69,002
Shares redeemed	(732,155)	(9,592,357)	(1,493,617)	(15,812,760)
	(374,966)	(4,754,560)	(1,238,412)	(13,096,903)
Institutional Shares
Shares sold	20,536,629	284,431,301	25,271,146	283,547,658
Shares sold in connection with in-kind	—	—	808,445	9,725,593
Reinvestment of distributions	993,277	12,376,232	1,741,436	18,824,923
Shares redeemed	(26,033,594)	(355,254,548)	(85,399,607)	(975,861,742)
	(4,503,688)	(58,447,015)	(57,578,580)	(663,763,568)
Service Shares
Shares sold	85,395	1,151,173	104,634	1,177,645
Reinvestment of distributions	991	12,226	4,236	45,200
Shares redeemed	(171,090)	(2,267,821)	(423,788)	(4,847,990)
	(84,704)	(1,104,422)	(314,918)	(3,625,145)
Class IR Shares
Shares sold	1,648,637	22,565,950	1,313,645	14,906,611
Reinvestment of distributions	127,926	1,568,373	136,363	1,450,900
Shares redeemed	(920,657)	(12,515,272)	(1,640,814)	(18,273,395)
	855,906	11,619,051	(190,806)	(1,915,884)
Class R Shares
Shares sold	148,112	1,974,930	163,741	1,831,394
Reinvestment of distributions	4,131	50,353	5,454	57,649
Shares redeemed	(152,766)	(2,012,398)	(220,320)	(2,492,999)
	(523)	12,885	(51,125)	(603,956)
NET DECREASE	(23,559,477)	$(314,699,692)	(77,178,749)	$(880,485,720)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,238,354	$886,798,661	17,201,900	$597,035,091
Reinvestment of distributions	675,423	25,672,793	428,917	14,445,924
Shares converted from Class B(a)	38,671	1,612,347	45,869	1,584,959
Shares redeemed	(32,544,153)	(1,377,527,793)	(33,676,205)	(1,168,160,883)
	(10,591,705)	(463,443,992)	(15,999,519)	(555,094,909)
Class B Shares
Shares sold	11,013	450,903	27,798	921,396
Shares converted to Class A(a)	(40,203)	(1,612,347)	(47,710)	(1,584,959)
Shares redeemed	(587,654)	(23,791,102)	(469,048)	(15,568,789)
	(616,844)	(24,952,546)	(488,960)	(16,232,352)
Class C Shares
Shares sold	398,864	16,684,161	463,933	15,298,266
Reinvestment of distributions	4,858	176,407	—	—
Shares redeemed	(910,295)	(36,164,165)	(1,196,350)	(39,884,513)
	(506,573)	(19,303,597)	(732,417)	(24,586,247)
Institutional Shares
Shares sold	30,965,173	1,339,626,572	25,262,472	878,886,389
Reinvestment of distributions	1,198,035	45,824,836	854,024	28,942,873
Shares redeemed	(23,125,109)	(979,713,347)	(28,308,053)	(992,924,322)
	9,038,099	405,738,061	(2,191,557)	(85,095,060)
Service Shares
Shares sold	2,395,015	100,932,159	1,984,847	68,044,642
Reinvestment of distributions	48,877	1,839,232	28,360	945,534
Shares redeemed	(2,354,619)	(96,926,184)	(2,912,298)	(101,930,100)
	89,273	5,845,207	(899,091)	(32,939,924)
Class IR Shares
Shares sold	899,485	37,752,580	1,057,885	37,201,473
Reinvestment of distributions	20,977	789,139	12,560	418,746
Shares redeemed	(689,185)	(28,155,162)	(395,242)	(13,768,036)
	231,277	10,386,557	675,203	23,852,183
Class R Shares
Shares sold	322,804	13,621,450	248,840	8,666,743
Reinvestment of distributions	3,055	114,948	1,001	33,438
Shares redeemed	(152,300)	(6,393,407)	(72,109)	(2,490,559)
	173,559	7,342,991	177,732	6,209,622
NET DECREASE	(2,182,914)	$(78,387,319)	(19,458,609)	$(683,886,687)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,675,173	$359,889,403	5,176,204	$206,634,546
Reinvestment of distributions	1,215,857	49,974,775	410,906	15,799,327
Shares converted from Class B(a)	3,620	166,779	21,708	870,433
Shares redeemed	(7,868,335)	(357,727,733)	(5,944,572)	(240,634,013)
	1,026,315	52,303,224	(335,754)	(17,329,707)
Class B Shares
Shares sold	4,388	175,014	8,661	294,184
Reinvestment of distributions	6,145	216,119	4,683	155,139
Shares converted to Class A(a)	(4,237)	(166,779)	(25,214)	(870,433)
Shares redeemed	(41,012)	(1,600,581)	(178,108)	(6,096,801)
	(34,716)	(1,376,227)	(189,978)	(6,517,911)
Class C Shares
Shares sold	230,467	9,012,118	196,463	6,791,182
Reinvestment of distributions	88,703	3,101,075	28,497	942,678
Shares redeemed	(398,201)	(15,573,882)	(418,413)	(14,413,866)
	(79,031)	(3,460,689)	(193,453)	(6,680,006)
Institutional Shares
Shares sold	23,526,258	1,147,673,448	14,920,610	623,688,939
Reinvestment of distributions	2,959,104	127,959,330	860,708	34,720,939
Shares redeemed	(12,979,061)	(635,479,417)	(14,494,885)	(615,408,467)
	13,506,301	640,153,361	1,286,433	43,001,411
Service Shares
Shares sold	1,428,069	65,493,688	1,389,886	55,401,591
Reinvestment of distributions	179,280	7,218,191	34,088	1,286,847
Shares redeemed	(1,039,428)	(46,687,054)	(772,364)	(30,484,547)
	567,921	26,024,825	651,610	26,203,891
Class IR Shares
Shares sold	1,173,865	54,745,271	401,917	16,010,378
Reinvestment of distributions	46,957	1,919,695	9,078	347,517
Shares redeemed	(319,596)	(14,991,435)	(158,586)	(6,397,608)
	901,226	41,673,531	252,409	9,960,287
Class R Shares
Shares sold	1,250,978	58,561,268	566,255	22,430,296
Reinvestment of distributions	72,604	2,952,134	15,454	588,799
Shares redeemed	(361,873)	(16,709,656)	(190,028)	(7,627,978)
	961,709	44,803,746	391,681	15,391,117
NET INCREASE	16,849,725	$800,121,771	1,862,948	$64,029,082

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Fundamental Equity Value Funds”), funds of the Goldman Sachs Trust, at August 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2013

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*
Class A
Actual	$1,000.00	$1,109.40		$6.33	$1,000.00	$1,117.20		$6.40	$1,000.00	$1,088.80		$6.00	$1,000.00	$1,109.10		$7.28
Hypothetical 5% return	1,000.00	1,019.21	+	6.06	1,000.00	1,019.16	+	6.11	1,000.00	1,019.46	+	5.80	1,000.00	1,018.30	+	6.97
Class B
Actual	1,000.00	1,105.30		10.29	1,000.00	1,113.00		10.39	1,000.00	1,084.60		9.93	1,000.00	1,104.80		11.25
Hypothetical 5% return	1,000.00	1,015.43	+	9.86	1,000.00	1,015.37	+	9.91	1,000.00	1,015.68	+	9.60	1,000.00	1,014.52	+	10.76
Class C
Actual	1,000.00	1,105.30		10.29	1,000.00	1,113.20		10.39	1,000.00	1,085.00		9.93	1,000.00	1,104.70		11.25
Hypothetical 5% return	1,000.00	1,015.43	+	9.86	1,000.00	1,015.37	+	9.91	1,000.00	1,015.68	+	9.60	1,000.00	1,014.52	+	10.76
Institutional
Actual	1,000.00	1,111.50		4.20	1,000.00	1,119.30		4.27	1,000.00	1,091.30		3.90	1,000.00	1,111.30		5.16
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,021.17	+	4.08	1,000.00	1,021.47	+	3.77	1,000.00	1,020.32	+	4.94
Service
Actual	1,000.00	1,109.00		6.86	1,000.00	1,116.20		6.93	1,000.00	1,088.30		6.53	1,000.00	1,108.50		7.81
Hypothetical 5% return	1,000.00	1,018.70	+	6.56	1,000.00	1,018.65	+	6.61	1,000.00	1,018.95	+	6.31	1,000.00	1,017.79	+	7.48
Class IR
Actual	1,000.00	1,110.60		5.00	1,000.00	1,118.30		5.07	1,000.00	1,090.20		4.69	1,000.00	1,110.50		5.96
Hypothetical 5% return	1,000.00	1,020.47	+	4.79	1,000.00	1,020.42	+	4.84	1,000.00	1,020.72	+	4.53	1,000.00	1,019.56	+	5.70
Class R
Actual	1,000.00	1,107.90		7.65	1,000.00	1,115.30		7.73	1,000.00	1,087.70		7.31	1,000.00	1,107.70		8.61
Hypothetical 5% return	1,000.00	1,017.95	+	7.32	1,000.00	1,017.90	+	7.38	1,000.00	1,018.20	+	7.07	1,000.00	1,017.04	+	8.24

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	1.19%	1.94%	1.94%	0.79%	1.29%	0.94%	1.44%
Large Cap Value	1.20	1.95	1.95	0.80	1.30	0.95	1.45
Mid Cap Value	1.14	1.89	1.89	0.74	1.24	0.89	1.39
Small Cap Value	1.38	2.13	2.13	0.98	1.48	1.13	1.63

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value and Goldman Sachs Small Cap Value Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Large Cap Value, Mid Cap Value and Small Cap Value Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of the management fees payable by the Small Cap Value Fund and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Value, Mid Cap Value and Small Cap Value Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Small Cap Value Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods, and underperformed the Fund’s benchmark index for the one-year period ended March 31, 2013. They observed that the Mid Cap Value Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. The Trustees noted that the Large Cap Value Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-year period, in the third quartile for the ten-year period, and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They noted that the Growth and Income Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. The Trustees took note of the strong performance of the Funds’ Class A Shares relative to the Funds’ respective peer groups for the one-year period ended March 31, 2013. They also considered the Investment Adviser’s risk management enhancements, including the addition of certain key hires in 2011.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Small Cap Value Fund and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Growth and Income and Large Cap Value Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
First $1 billion	0.70%	0.75%	0.75%	1.00%
Next $1 billion	0.63	0.68	0.75	1.00
Next $3 billion	0.60	0.65	0.68	0.90
Next $3 billion	0.59	0.64	0.65	0.86
Over $8 billion	0.58	0.63	0.64	0.84

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Small Cap Value Fund and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds (except for the Growth and Income Fund), which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	106	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	106	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Herbert J. Markley Age: 63	Advisory Board Member	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007).	104	None
Roy W. Templin Age: 53	Advisory Board Member	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012–Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012).	104	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2013, the Trust consisted of 91 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2013, 100%, 100%, 68.16%, and 58.53%, respectively, of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value, and Small Cap Value Funds designate $53,703,095, and $164,415,773, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2013.

For the year ended August 31, 2013, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds each designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2013, the Small Cap Value Fund designates $7,933,397 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $739.4 billion in assets under management as of June 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals seek to bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

*Effective as of October 15, 2013

OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of August 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 112222.MF.MED.TMPL/10/2013 EQVALAR13/333k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,161	$2,865,276	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$816,858	$661,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$2,063,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 25, 2013